Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant |x|


Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|x|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  The Emerging Markets Floating Rate Fund Inc.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (check the appropriate box):
|x|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     ___________________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:
     ___________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
     ___________________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:
     ___________________________________________________________________________

     (5)  Total fee paid:
     ___________________________________________________________________________

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     ___________________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
     ___________________________________________________________________________

     (3)  Filing Party:
     ___________________________________________________________________________

     (4)  Date Filed:
     ___________________________________________________________________________

                      THE EMERGING MARKETS INCOME FUND INC
                     THE EMERGING MARKETS INCOME FUND II INC
                  THE EMERGING MARKETS FLOATING RATE FUND INC.
                        GLOBAL PARTNERS INCOME FUND INC.
                          MUNICIPAL ADVANTAGE FUND INC.
                          MUNICIPAL PARTNERS FUND INC.
                         MUNICIPAL PARTNERS FUND II INC.
                          THE CZECH REPUBLIC FUND, INC.


                                                               September 4, 1997


Dear Stockholder:

     We are pleased to enclose the notice and proxy statement for the Annual and Special Meetings of Stockholders (the "Meetings") of each of the above funds (the "Funds") to be held on October 14, 1997.

     As you may know, PIMCO Advisors L.P., its affiliate, Thomson Advisory Group Inc., Oppenheimer Group, Inc., its subsidiary, Oppenheimer Financial Corp. and certain related parties have entered into an agreement for PIMCO Advisors L.P., Thomson Advisory Group Inc. and its successor (together, the "PIMCO Parties") to acquire all of the securities of Value Advisors LLC ("Value Advisors"), an affiliate of Advantage Advisers, Inc. ("Advantage") which will be the transferee of Advantage's management and advisory agreements with the Funds, and a controlling interest in Oppenheimer Capital, whose subsidiary, OpCap Advisors, serves as investment adviser to certain Funds. At the Meetings, stockholders of each Fund will be asked to approve one or more new management or advisory agreements, which will be substantially similar to the existing agreements with such Fund, to be in effect following such acquisition. In addition, stockholders of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. will be asked to vote on the election of directors and to ratify the selection of independent accountants.

     It is important to keep in mind that the PIMCO Parties are acquiring Value Advisors and OpCap Advisors, not the Funds. Your Fund shares and the management or advisory fees charged each Fund will not change as a result of the acquisition. Moreover, the PIMCO Parties have advised each Fund's Board of Directors that Value Advisors and OpCap Advisors will continue following the acquisition to provide the high-quality services to which you've grown accustomed. The acquisition does not involve Salomon Brothers Asset Management Inc ("SBAM"), which serves as investment adviser or manager to all of the Funds except Municipal Advantage Fund Inc. and The Czech Republic Fund, Inc. However, because Value Advisors will be a party to the current agreements between SBAM and certain of the Funds at the time of consummation of the acquisition, stockholders of such Funds are being asked to consider new agreements with SBAM.

     Because the Funds are affected similarly by the acquisition, each Fund's Board of Directors determined it would be most efficient to prepare a single combined notice and proxy statement which has been sent to the stockholders of all of the Funds. Further information relating to each Fund is contained in a separate exhibit, which is an important part of the proxy statement. If you are a stockholder of more than one Fund, you will receive the combined notice of meetings, proxy statement and proxy card for each such Fund. Each Fund votes separately, so please sign and return all of your proxy cards if you are a stockholder of more than one Fund.

     Please note that you are not being asked to vote on every proposal included in the proxy statement. The enclosed notice of meetings describes which Funds' stockholders are being asked to vote on each proposal, and the proxy card provides for voting only with respect to the proposals relating to such Funds.

     After careful consideration, each Fund's Board of Directors, including its independent directors, approved the proposals relating to such Fund and recommends that its stockholders vote "FOR" each such proposal.

     We urge you to review the enclosed materials for all of the details on the proposals described above. It is very important that you complete and return the enclosed proxy card(s).

     We thought it would be helpful to provide the following questions and answers regarding the acquisition and the related proposals. They are designed to help answer questions you may have and help you cast your votes, and are being provided as a supplement to, not a substitute for, the proxy statement, which we urge you to carefully review.

     Please feel free to call the proxy solicitor, D.F. King & Co., Inc., at 1-800-735-3568 to answer any questions you may have regarding the voting of your shares. Please do not hesitate to call 1-800-421-4777 with any questions regarding the acquisition or other matters. If we have not received your proxy card(s) prior to the date of the Meetings, you may receive a telephone call from D.F. King & Co., Inc. encouraging you to exercise your right to vote. As always, we thank you for your confidence and support.



                              Sincerely,


                              The  Chairmen of the Boards and Presidents of:

                              THE EMERGING MARKETS INCOME FUND INC
                              THE EMERGING MARKETS INCOME FUND II INC
                              THE EMERGING MARKETS FLOATING RATE FUND INC.
                              GLOBAL PARTNERS INCOME FUND INC.
                              MUNICIPAL ADVANTAGE FUND INC.
                              MUNICIPAL PARTNERS FUND INC.
                              MUNICIPAL PARTNERS FUND II INC.
                              THE CZECH REPUBLIC FUND, INC.

                               QUESTIONS & ANSWERS


Q.   WHO IS BEING ACQUIRED IN THE ACQUISITION?

A. PIMCO Advisors L.P., a publicly traded investment management firm, and its affiliate, Thomson Advisory Group Inc., have agreed for the PIMCO Parties to acquire all of the securities of Value Advisors, an affiliate of Advantage which will be the transferee of Advantage's management and advisory agreements with the Funds, and a controlling interest in Oppenheimer Capital, whose subsidiary, OpCap Advisors, is investment adviser to certain Funds. The Funds themselves are not being acquired.

Q.   WHY AM I BEING ASKED TO VOTE ON THESE PROPOSALS?

A. Pursuant to the Investment Company Act of 1940, as amended, consummation of the acquisition will cause the automatic termination of each of the current management or investment advisory agreements with Advantage and OpCap Advisors and each of the current investment advisory agreements with SBAM. Therefore, in order to ensure continuity of management, stockholders are being asked to approve substantially similar new agreements with Value Advisors, OpCap Advisors and SBAM.

Q.   HOW WILL THE ACQUISITION AFFECT ME AS A FUND STOCKHOLDER?

A. Your Fund shares and the fees charged each Fund will not change as a result of the acquisition. Moreover, the PIMCO Parties have advised each Fund's Board that Value Advisors and OpCap Advisors will continue following the acquisition to provide the high-quality services to which you've grown accustomed. Consequently, management of each Fund believes that the acquisition will not adversely affect the operations of the Fund.

Q.   HOW DO THE BOARDS RECOMMEND THAT I VOTE?

A. After careful consideration, each Fund's Board of Directors, including its independent directors, recommends that stockholders vote "FOR" each of the proposals relating to such Fund on the enclosed proxy card(s).

Q.   WHOM DO I CALL IF I HAVE QUESTIONS?

A. Please feel free to call the proxy solicitor, D.F. King & Co., Inc., at 1-800-735-3568 to answer any questions you may have regarding the voting of your shares, and please feel free to call 1-800-421-4777 with any questions regarding the acquisition or other matters.


--------------------------------------------------------------------------------
     PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD(S) IN THE POSTAGE-PAID ENVELOPE. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
--------------------------------------------------------------------------------

                      THE EMERGING MARKETS INCOME FUND INC
                     THE EMERGING MARKETS INCOME FUND II INC
                  THE EMERGING MARKETS FLOATING RATE FUND INC.
                        GLOBAL PARTNERS INCOME FUND INC.
                          MUNICIPAL ADVANTAGE FUND INC.
                          MUNICIPAL PARTNERS FUND INC.
                         MUNICIPAL PARTNERS FUND II INC.
                          THE CZECH REPUBLIC FUND, INC.

                                   ----------

              NOTICE OF ANNUAL AND SPECIAL MEETINGS OF STOCKHOLDERS


                                                               September 4, 1997

To the Stockholders of the above funds:

     Notice is hereby given that Annual Meetings of the stockholders of each of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. and Special Meetings of the stockholders of each of The Emerging Markets Income Fund Inc, Global Partners Income Fund Inc., Municipal Advantage Fund Inc. and The Czech Republic Fund, Inc. (each, a "Fund" and, collectively, the "Funds") will be held on October 14, 1997, at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor at the following times:

         The Emerging Markets Income Fund Inc:                       10:00 a.m.
         The Emerging Markets Income Fund II Inc:                    10:30 a.m.
         The Emerging Markets Floating Rate Fund Inc.:               11:00 a.m.
         Global Partners Income Fund Inc.:                           11:30 a.m.
         Municipal Advantage Fund Inc.:                              12:00 p.m.
         Municipal Partners Fund Inc.:                               12:30 p.m.
         Municipal Partners Fund II Inc.:                             1:00 p.m.
         The Czech Republic Fund, Inc.:                               1:30 p.m.

     The Annual and Special Meetings (the "Meetings") will be held for the following purposes:


THE FOLLOWING PROPOSAL RELATES TO EACH FUND:

     1. The approval of a new management or advisory agreement between Value Advisors LLC ("Value Advisors") and the Fund. NO FEE INCREASE IS PROPOSED.

THE FOLLOWING PROPOSAL RELATES TO THE EMERGING MARKETS INCOME FUND II INC, THE EMERGING MARKETS FLOATING RATE FUND INC., GLOBAL PARTNERS INCOME FUND INC., MUNICIPAL PARTNERS FUND INC. AND MUNICIPAL PARTNERS FUND II INC.:

     2. The approval of a new investment advisory and administration agreement among Value Advisors, Salomon Brothers Asset Management Inc and the Fund. NO FEE INCREASE IS PROPOSED.

THE FOLLOWING PROPOSAL RELATES TO THE CZECH REPUBLIC FUND, INC. AND MUNICIPAL ADVANTAGE FUND INC.:

     3. The approval of a new investment advisory or investment advisory and administration agreement, as the case may be, among Value Advisors, OpCap Advisors and the Fund. NO FEE INCREASE IS PROPOSED.

THE FOLLOWING PROPOSAL RELATES TO THE EMERGING MARKETS INCOME FUND II INC, THE EMERGING MARKETS FLOATING RATE FUND INC., MUNICIPAL PARTNERS FUND INC. AND MUNICIPAL PARTNERS FUND II INC.:

     4. The election of directors for the Funds, to hold office until their successors are duly elected and qualified.

THE FOLLOWING PROPOSAL RELATES TO THE EMERGING MARKETS INCOME FUND II INC, THE EMERGING MARKETS FLOATING RATE FUND INC., MUNICIPAL PARTNERS FUND INC. AND MUNICIPAL PARTNERS FUND II INC.:

     5. The ratification of the selection of Price Waterhouse LLP as the Funds' independent accountants for the fiscal years ending May 31, 1998, February 28, 1998, December 31, 1997 and June 30, 1998, respectively.

THE FOLLOWING RELATES TO EACH FUND:

     To conduct any other business as may properly come before the Meeting or any adjournment(s) thereof.

     The close of business on Monday, August 25, 1997 has been fixed as the record date for the determination of stockholders who will be entitled to receive notice of, and to vote at, each of the Meetings and any adjournment(s) thereof.

                         By Order of the Boards of Directors,

                         Noel B. Daugherty,
                         Secretary of the following Funds:

                         THE EMERGING MARKETS INCOME FUND INC
                         THE EMERGING MARKETS INCOME FUND II INC
                         THE EMERGING MARKETS FLOATING RATE FUND INC.
                         GLOBAL PARTNERS INCOME FUND INC.
                         MUNICIPAL PARTNERS FUND INC.
                         MUNICIPAL PARTNERS FUND II INC.

                         Robert I. Kleinberg,
                         Secretary of the following Funds:

                         MUNICIPAL ADVANTAGE FUND INC.
                         THE CZECH REPUBLIC FUND, INC.


New York, New York
September 4, 1997



--------------------------------------------------------------------------------
TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                      [This page intentionally left blank]

                      THE EMERGING MARKETS INCOME FUND INC
                     THE EMERGING MARKETS INCOME FUND II INC
                  THE EMERGING MARKETS FLOATING RATE FUND INC.
                        GLOBAL PARTNERS INCOME FUND INC.
                          MUNICIPAL ADVANTAGE FUND INC.
                          MUNICIPAL PARTNERS FUND INC.
                         MUNICIPAL PARTNERS FUND II INC.
                          THE CZECH REPUBLIC FUND, INC.

                                   ----------

                            COMBINED PROXY STATEMENT

                            MEETINGS OF STOCKHOLDERS


     This combined proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors of each of the above funds (each, a "Fund" and, collectively, the "Funds"), to be used at meetings of stockholders (in each case, the "Meeting") of the Funds and any adjournment(s) thereof. Each Meeting will be held on October 14, 1997, at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor at the following times: 10:00 a.m. for The Emerging Markets Income Fund Inc, 10:30 a.m. for The Emerging Markets Income Fund II Inc, 11:00 a.m. for The Emerging Markets Floating Rate Fund Inc., 11:30 a.m. for Global Partners Income Fund Inc., 12:00 p.m. for Municipal Advantage Fund Inc., 12:30 p.m. for Municipal Partners Fund Inc., 1:00 p.m. for Municipal Partners Fund II Inc. and 1:30 p.m. for The Czech Republic Fund, Inc. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about September 4, 1997.

     The primary purpose of the Meetings is to permit each Fund's stockholders to consider one or more new management and/or investment advisory agreements to take effect upon consummation of the acquisition (the "Acquisition") contemplated by the Amended and Restated Merger Agreement, dated as of July 22, 1997 (the "Amended Merger Agreement"), by and among PIMCO Advisors L.P. ("PIMCO Advisors"), its affiliate, Thomson Advisory Group Inc. ("TAG"), Oppenheimer Group, Inc. ("Oppenheimer Group"), its subsidiary, Oppenheimer Financial Corp. ("Opfin" and, collectively with Oppenheimer Group, "Oppenheimer") and certain related parties. Pursuant to the Amended Merger Agreement, PIMCO Advisors, TAG and its successor (collectively, the "PIMCO Parties") will acquire all of the securities of Value Advisors LLC ("Value Advisors"), an affiliate of Advantage Advisers, Inc. ("Advantage") which will be the transferee of Advantage's advisory agreement with The Emerging Markets Income Fund Inc and management agreement with each other Fund, and a controlling interest in Oppenheimer Capital, whose subsidiary, OpCap Advisors, serves as investment adviser to The Czech Republic Fund, Inc. and as investment adviser and administrator to Municipal Advantage Fund Inc. For a discussion of the Acquisition, see "The Acquisition" under Proposal 1 below. Pursuant to the Investment Company Act of 1940, as amended (the "1940 Act"), consummation of the Acquisition will cause the automatic termination of each Fund's management or investment advisory agreements currently in place with Advantage and OpCap Advisors. Therefore, in order to ensure continuity in the management of the Funds, stockholders of The Emerging Markets Income Fund Inc are being asked to approve a new advisory agreement and stockholders of each other Fund are being asked to approve a new management agreement, in each case with Value Advisors. For the same reason, stockholders of The Czech Republic Fund, Inc. are being asked to approve a new investment advisory agreement and stockholders of

Municipal Advantage Fund Inc. are being asked to approve a new investment advisory and administration agreement, in each case with Value Advisors and OpCap Advisors. Moreover, since Value Advisors will be a party to the investment advisory and administration agreement with each SBAM Fund (as defined on the following page) and Salomon Brothers Asset Management Inc ("SBAM"), which serves as investment adviser and administrator to each SBAM Fund, at the time of consummation of the Acquisition, stockholders of each SBAM Fund are being asked to approve a new investment advisory and administration agreement with Value Advisors and SBAM so that SBAM may continue to serve as investment adviser and administrator to each SBAM Fund. In addition, the Meeting will serve as the Annual Meeting of Stockholders of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., and such stockholders also are being asked to vote on the election of directors for the respective Funds and ratify the selection of the Funds' respective independent accountants.

     Stockholders who execute proxies retain the right to revoke them in person at the relevant Meeting or by written notice received by the Secretary of the relevant Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted "FOR" each of the proposals set forth below (each, a "Proposal" and, collectively, the "Proposals"). The close of business on Monday, August 25, 1997 has been fixed as the record date (the "Record Date") for the determination of stockholders of each Fund entitled to notice of, and to vote at, the relevant Meeting and any adjournment(s) thereof. Each stockholder is entitled to one vote for each full share (and a fractional vote for each fractional share) held of record on the Record Date, with no shares having cumulative voting rights. On the Record Date, each Fund had outstanding the number of shares indicated in the separate fund exhibit pertaining to the Funds (the "Fund Exhibit") accompanying as Exhibit A to, and forming an important part of, this proxy statement. Stockholders of each Fund may vote only on those Proposals affecting their Fund, and stockholders of each Fund will vote separately on each such Proposal from stockholders of the other Funds voting on such Proposal. Except as otherwise noted in Proposal 4 with respect to the election of directors of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., all of the outstanding capital stock of each Fund will vote together as a single class with respect to each Proposal.

     The Proposals are to be voted upon by stockholders of the Funds as follows:


================================================================================
                PROPOSALS                  FUNDS TO WHICH EACH PROPOSAL APPLIES
--------------------------------------------------------------------------------
1.   Approval  of a new  investment        All Funds.
     management     or     advisory
     agreement     between    Value
     Advisors and the Fund.

--------------------------------------------------------------------------------
2.   Approval  of a new  investment        The Emerging Markets Income Fund II
     advisory  and   administration        Inc, The Emerging  Markets Floating
     agreement      among     Value        Rate  Fund  Inc.,  Global  Partners
     Advisors, SBAM and the Fund.          Income    Fund   Inc.,    Municipal
                                           Partners  Fund Inc.  and  Municipal
                                           Partners Fund II Inc.

--------------------------------------------------------------------------------
3.   Approval  of a new  investment        The Czech Republic  Fund,  Inc. and
     advisory     or     investment        Municipal Advantage Fund Inc.
     advisory  and   administration
     agreement among Value Advisors,
     OpCap Advisors and the Fund.

================================================================================

================================================================================
                PROPOSALS                  FUNDS TO WHICH EACH PROPOSAL APPLIES
--------------------------------------------------------------------------------
4.   Election of  directors  to the        The Emerging Markets Income Fund II
     Board  of  Directors  to  hold        Inc, The Emerging  Markets Floating
     office until their  successors        Rate Fund Inc., Municipal  Partners
     are    duly     elected    and        Fund  Inc.  and  Municipal Partners
     qualified.                            Fund II Inc.

--------------------------------------------------------------------------------
5.   Ratification  of the selection        The Emerging Markets Income Fund II
     of Price Waterhouse LLP as the        Inc, The Emerging  Markets Floating
     independent accountants of the        Rate Fund Inc., Municipal  Partners
     Fund.                                 Fund  Inc.  and  Municipal Partners
                                           Fund II Inc.

================================================================================

     Abstentions and Broker Non-Votes (reflected by signed but unvoted proxies), as defined below, do not count as votes cast with respect to any Proposal. With respect to a Proposal requiring the affirmative vote of a majority of a Fund's outstanding shares of capital stock, the effect of abstentions and Broker
Non-Votes is the same as a vote against such Proposal. Otherwise, abstentions and Broker Non-Votes have no effect on the outcome of a Proposal. "Broker Non-Votes" are shares held in the name of a broker or nominee for which an executed proxy is received by a Fund, but are not voted on the Proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

     In accordance with each Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting of any Fund, or in the event that a quorum is present but sufficient votes to approve any of the Proposals to be acted on at such Meeting are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the Record Date to permit further solicitation of proxies and without establishing a new Record Date. Any such adjournment will require the affirmative vote of a majority of those shares present at the relevant Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the Proposals in this proxy statement with respect to a Fund prior to any such adjournment if sufficient votes have been received for approval.


     EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT TO STOCKHOLDERS AND ITS MOST RECENT SEMI-ANNUAL REPORT TO STOCKHOLDERS, IF ANY, SUCCEEDING SUCH ANNUAL REPORT, TO ANY STOCKHOLDER UPON REQUEST. REQUESTS SHOULD BE DIRECTED TO THE SECRETARY OF THE RELEVANT FUND IN WRITING AT ITS ADDRESS BELOW OR BY CALLING 1-800-421-4777.

     The principal executive offices of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. (each sometimes referred to herein as an "SBAM Fund" and collectively as the "SBAM Funds") and The Emerging Markets Income Fund Inc are located at 7 World Trade Center, New York, New York 10048. The principal executive offices of Municipal Advantage Fund Inc. and The Czech Republic Fund,

Inc. (each sometimes referred to herein as an "OpCap Fund" and collectively as the "OpCap Funds") are located at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281. Each of the Funds is a closed-end management investment company.



         PROPOSAL 1: APPROVAL OF A NEW INVESTMENT MANAGEMENT OR ADVISORY
                  AGREEMENT BETWEEN VALUE ADVISORS AND THE FUND

STOCKHOLDERS OF EACH OF THE FUNDS WILL VOTE ON THIS PROPOSAL.

INTRODUCTION

     Advantage currently serves as investment adviser to The Emerging Markets Income Fund Inc pursuant to an advisory agreement with such Fund and as investment manager to each other Fund pursuant to a management agreement with such Fund (in each case, the "Existing Advantage Agreement" and, collectively, the "Existing Advantage Agreements"), the date of each of which is set forth in the Fund Exhibit. The Fund Exhibit sets forth the respective dates on which each Fund's stockholders and its Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of such Fund or Advantage, most recently approved the Fund's Existing Advantage Agreement.

     Prior to consummation of the Acquisition, Value Advisors will be formed as an affiliate of Advantage, and Advantage's rights and obligations under the Existing Advantage Agreements, the Existing SBAM Agreements (as defined below under Proposal 2) and the Existing OpCap Agreements (as defined below under Proposal 3) will be transferred to Value Advisors, resulting in Value Advisors becoming the investment adviser or manager, as the case may be, to each of the Funds currently served by Advantage. When formed, Value Advisors will be under common control with Advantage and will have the same management as Advantage.

     As required by the 1940 Act, each Existing Advantage Agreement provides for its automatic termination in the event of its "assignment," as defined in such Act. The transfer of Advantage's rights and obligations under the Existing
Advantage Agreements, the Existing SBAM Agreements and the Existing OpCap Agreements to Value Advisors will not constitute an "assignment" under the 1940 Act because it will not result in a change of actual control or management of the adviser to the Funds. As discussed below, however, the subsequent consummation of the Acquisition will constitute an assignment of the Existing Advantage Agreement with each Fund because it will result in a change of control of Value Advisors. Therefore, in anticipation of the Acquisition, the Board of Directors of each Fund is proposing that its stockholders approve a new investment management or advisory agreement between the Fund and Value Advisors (in each case, the "New Value Agreement" and, collectively, the "New Value Agreements"). The New Value Agreement proposed for each Fund is substantially similar to its Existing Advantage Agreement. A description of the New Value Agreement proposed for each Fund, including the services to be provided by Value Advisors thereunder, is set forth below. The description is qualified in its entirety by reference to the form of New Value Agreement attached hereto as Exhibit B.

INFORMATION CONCERNING ADVANTAGE AND VALUE ADVISORS

     Advantage is a corporation organized under the laws of Delaware on May 31, 1990 and a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Advantage has served as investment adviser or manager, as the case may be, to each Fund pursuant to such Fund's Existing Advantage Agreement since commencement of the Fund's operations. The Fund Exhibit provides information with respect to the investment companies with similar investment objectives to each Fund for which Advantage currently provides, and Value Advisors will upon consummation of the Acquisition provide, management or advisory services.

     Advantage is a wholly-owned subsidiary of Oppenheimer & Co., Inc. ("OpCo"). All of the issued and outstanding stock of OpCo is owned by Oppenheimer
Holdings, Inc., which in turn is a wholly-owned subsidiary of Oppenheimer Equities, Inc. Oppenheimer Equities, Inc. is a wholly-owned subsidiary of Opfin, which in turn is a wholly-owned subsidiary of Oppenheimer Group. Oppenheimer & Co., L.P. ("OpCo LP") currently owns approximately 71% of the common stock of Oppenheimer Group. Nathan Gantcher and Stephen Robert are the managing general partners of OpCo LP, the remaining general and limited partner interests of which are owned by employees of OpCo and its affiliates, including Alan H. Rappaport, Mark C. Biderman, Robert I. Kleinberg and Dennis E. Feeney, each of whom is both a general and limited partner of OpCo LP and serves as a director and/or officer of one or more of the Funds, and Robert A. Blum, who is a limited partner of OpCo LP and serves as an officer of two Funds.

     Value Advisors will be organized as a limited liability company under the laws of Delaware and will be registered as an investment adviser under the Advisers Act. As described above, Value Advisors will succeed Advantage as investment adviser or manager, as the case may be, to each Fund. Prior to consummation of the Acquisition, Value Advisors will have the same business address and management as Advantage and will be an indirect wholly-owned subsidiary of Oppenheimer Group.

     The principal business address of each of the foregoing entities is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281. The principal business address of Value Advisors following the Acquisition will be 800 Newport Center Drive, Suite 100, Newport Beach, California 92660.

     The names, titles and principal occupations of the current directors and executive officers of Advantage are set forth in the following table. The business address of each person listed below is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York, 10281.


NAME                               TITLE AND PRINCIPAL OCCUPATION
----                               ------------------------------

Stephen Robert.................    Chairman of Advantage and Chairman and
                                   Co-Chief Executive Officer of OpCo

Alan H. Rappaport..............    President and Member of the Board of
                                   Advantage and Executive Vice President of
                                   OpCo

Mark C. Biderman...............    Executive Vice President of Advantage and
                                   Managing Director of OpCo

Nitin Sheth....................    Vice President of Advantage and Managing
                                   Director and Director of Corporate Taxes of
                                   OpCo

Charles J. DeMarco.............    Vice President of Advantage and Senior Vice
                                   President of OpCo

Melvin S. Herman...............    Treasurer of Advantage and Managing Director
                                   and Treasurer of OpCo

Robert I. Kleinberg............    Secretary and Member of the Board of
                                   Advantage and Executive Vice President,
                                   Secretary and General Counsel of OpCo

Robert A. Blum.................    Assistant Secretary of Advantage and
                                   Associate General Counsel and Managing
                                   Director of OpCo

Joyce L. Kramer................    Assistant Secretary of Advantage and Deputy
                                   General Counsel and Managing Director of OpCo


     Prior to the consummation of the Acquisition, Value Advisors will have the same management as Advantage. The names, titles and principal occupations of the directors and executive officers of Value Advisors expected to be in effect upon the consummation of the Acquisition are set forth in the following table.


NAME                               TITLE AND PRINCIPAL OCCUPATION
----                               ------------------------------

William D. Cvengros.............   Chief Executive Officer, President and Member
                                   of the Board of Value Advisors and Chief
                                   Executive Officer and President of PIMCO
                                   Advisors

Robert M. Fitzgerald............   Senior Vice President, Chief Financial
                                   Officer and Principal Accounting Officer of
                                   Value Advisors and Senior Vice President,
                                   Chief Financial Officer and Principal
                                   Accounting Officer of PIMCO Advisors

Kenneth M. Poovey...............   Executive Vice President and General Counsel
                                   and Member of the Board of Value Advisors and Executive Vice President and General Counsel of PIMCO Advisors

Stephen J. Treadway.............   Executive Vice President and Member of the
                                   Board of Value Advisors and Executive Vice
                                   President of PIMCO Advisors

James G. Ward...................   Senior Vice President of Value Advisors and
                                   Senior Vice President of PIMCO Advisors

Richard M. Weil.................    Senior Vice President of Value Advisors and
                                    Senior Vice President of PIMCO Advisors

     The business address of each person listed above other than Mr. Treadway will be 800 Newport Center Drive, Suite 100, Newport Beach, California 92660 and the business address of Mr. Treadway will be 2187 Atlantic Street, Stamford, Connecticut 06902.


INFORMATION CONCERNING THE PIMCO PARTIES

     PIMCO Advisors is a publicly traded investment management firm whose principal business address is 800 Newport Center Drive, Suite 100, Newport Beach, California 92660. As of July 31, 1997, PIMCO Advisors had approximately $120 billion of assets under management.

     PIMCO Partners, G.P. ("PIMCO GP") owns approximately 42.83% and 66.37%, respectively (and will at the closing of the Acquisition own a majority of the voting stock of TAG, which owns approximately 14.94% and 25.06%, respectively), of the total outstanding Class A and Class B units of limited partner interest ("Units") of PIMCO Advisors and is PIMCO Advisors' sole general partner. PIMCO GP is a California general partnership with two general partners. The first of these is an indirect wholly-owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual"). PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company, is the second, and managing, general partner of PIMCO GP. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company (the "PIMCO Subpartnership"), a subsidiary of PIMCO Advisors. The PIMCO Managers are: William H. Gross, Dean S. Meiling, James
F. Muzzy, William F. Podlich,  III, Frank B. Rabinovitch,  Brent R. Harris, John
L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

     PIMCO  Advisors  is  governed by an  Operating  Board and an Equity  Board.
Governance matters are allocated generally to the Operating Board and the Operating Board delegates to the Operating Committee the authority to manage day-to-day operations of PIMCO Advisors. The Operating Board is comprised of twelve members, including the chief executive officer of the PIMCO Subpartnership, as Chairman, and six PIMCO Managers designated by the PIMCO Subpartnership. The authority of PIMCO Advisors' Operating Board and Operating Committee to take certain specified actions is subject to the approval of PIMCO Advisors' Equity Board. Equity Board approval is required for certain major transactions (e.g., issuance of additional Units and appointment of PIMCO Advisors' chief executive officer). In addition, the Equity Board has jurisdiction over matters such as actions which would have a material effect upon PIMCO Advisors' business taken as a whole and (after an appeal from an Operating Board decision) matters likely to have a material adverse economic effect on any investment management subpartnership of PIMCO Advisors. The Equity Board is composed of twelve members, including the chief executive officer of PIMCO Advisors, three members designated by a subsidiary of Pacific Mutual, the chairman of the Operating Board, two members designated by PPLLC, two members designated by the preferred stockholders of TAG and three independent members.

     Because of its power to appoint (directly or indirectly) seven of the twelve members of the Operating Board as described above, the PIMCO Subpartnership may be deemed to control PIMCO Advisors. Because of the direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Mutual and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the 1940 Act, to control PIMCO Advisors. Pacific Mutual, the PIMCO Subpartnership and the PIMCO Managers disclaim such control.

THE ACQUISITION

     On July 22, 1997, PIMCO Advisors and TAG entered into the Amended Merger Agreement with Oppenheimer and certain related parties, which agreement modified the merger agreement between PIMCO Advisors and TAG and Oppenheimer entered into on February 13, 1997. Pursuant to the Amended Merger Agreement, the PIMCO Parties will acquire all of the securities of Value Advisors and all of the direct and indirect interests of Opfin in Oppenheimer Capital. The aggregate purchase price is approximately $262 million, including the issuance of convertible preferred stock and the assumption of certain indebtedness. The amount of preferred stock comprising the purchase price is subject to reduction in certain circumstances.

     The  Acquisition  is  subject  to the  satisfaction  or waiver  of  certain conditions  prior  to  closing,  including  the  consummation  of  the  sale  by
Oppenheimer Group and Oppenheimer Equities, Inc. of all of the stock of Oppenheimer Holdings, Inc., an indirect parent of Advantage and OpCo, Advantage's broker-dealer affiliate, to CIBC Wood Gundy Securities Corp. (the "CIBC Sale"), approval of the Acquisition by certain regulatory authorities and the consent of certain clients of Oppenheimer and its affiliates. Additionally, consummation of the Acquisition is conditioned on the stockholders of each of the relevant Funds at their respective Meetings approving the New Value Agreements and the New OpCap Agreements (as defined below under Proposal 3) being considered at the Meetings. If for any reason the Acquisition is not consummated, the Existing Advantage Agreements, Existing SBAM Agreements and Existing OpCap Agreements will remain in effect in accordance with their terms; in such event, if the CIBC Sale has been consummated, Value Advisors will be party to such agreements, and if the CIBC Sale is not consummated, Advantage will remain party to such agreements.

     In connection with the consummation of the Acquisition, each of Alan H. Rappaport, Mark C. Biderman and Robert I. Kleinberg will resign from the Board of Directors of each Fund of which he is a member (as set forth in the Fund Exhibit), and it is a condition to such consummation that an officer or employee of PIMCO Advisors or one of its affiliates will have been elected by each such Board to join such Board. In addition, it is a condition to such consummation that the Board of Directors of each SBAM Fund and The Emerging Markets Income Fund Inc will have elected those persons designated by the PIMCO Parties to hold such titles with each such Fund as are currently held by persons affiliated with OpCo and also will have appointed one additional designee of the PIMCO Parties to the office of Vice President of each such Fund. Moreover, it is a condition to such consummation that the Board of Directors of each OpCap Fund will have elected those persons designated by the PIMCO Parties to hold such titles with each OpCap Fund as may be determined by the PIMCO Parties. Pursuant to the Amended Merger Agreement, for a period of one year following consummation of the Acquisition, Messrs. Rappaport and Biderman will act as consultants to Value Advisors upon its request with respect to the operations of the Funds, and will receive from Value Advisors or its affiliates compensation for such services as reasonably determined by the PIMCO Parties.

     Upon consummation of the Acquisition, Value Advisors will be a subsidiary of PIMCO Advisors and Oppenheimer Capital and OpCap Advisors will be controlled by PIMCO Advisors and its affiliates. Therefore, consummation of the Acquisition will involve a change of control of Value Advisors and OpCap Advisors, which will constitute an assignment, and thus cause a termination, of each Existing Advantage Agreement and each Existing OpCap Agreement. In addition, since Value Advisors will be a party to each Existing SBAM Agreement at the time of consummation of the Acquisition, consummation of the Acquisition will constitute an assignment of, and thus a termination of, each such agreement. PIMCO Advisors has advised each Fund that it anticipates upon consummation of the Acquisition that the eligibility of Value Advisors to serve as an investment adviser or investment manager, as the case may be, will not be affected by the Acquisition and that Value Advisors will continue to provide the same level of advisory or management services as have been provided to the Fund to date.


SECTION 15(F) OF THE 1940 ACT

     Section 15(f) of the 1940 Act is available to Oppenheimer in connection with the PIMCO Parties' acquisition of Value Advisors and a controlling interest in OpCap Advisors. Section 15(f) provides in substance that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" (as defined in the 1940 Act) includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. Each Fund's Board of Directors is aware of no circumstances arising from the Acquisition that might result in an unfair burden being imposed on the Fund. Moreover, the PIMCO Parties have agreed with Oppenheimer that they will use commercially reasonable efforts to insure that no unfair burden will be imposed on the Fund by or as a result of the Acquisition during such two-year period. The second condition of Section 15(f) is that during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor adviser. Each Fund's compliance with or exemption from such 75% disinterested board requirement is a condition to consummation of the Acquisition, and the PIMCO Parties have entered into related agreements with Oppenheimer with respect to such requirement during such three-year period. In connection with compliance with Section 15(f), Oppenheimer and The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. have been granted by the Securities and Exchange Commission an exemption from the 75% disinterested board requirement to avoid the need to reconstitute the Funds' Boards of Directors upon consummation of the Acquisition.


EXISTING ADVANTAGE AGREEMENTS AND NEW VALUE AGREEMENTS

     The Existing Advantage Agreement and the New Value Agreement for each Fund are substantially similar. The following description of the New Value Agreement for each Fund is qualified in its entirety by reference to the form of New Value Agreement attached hereto as Exhibit B.


Services to be Performed
------------------------

     Pursuant to each New Value Agreement, Value Advisors will continue to supervise the Fund's investment program, including advising and consulting with the Fund's investment adviser (or manager, in the case of The Emerging Markets Income Fund Inc) regarding the Fund's overall investment strategy. Value Advisors also will provide access to economic information, research and assistance to all Funds.

Expenses and Advisory Fees
--------------------------

     Each New Value Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that Value Advisors is responsible for the expenses in connection with maintaining a staff within its organization to furnish the above services to the Fund and the investment adviser (or manager, in the case of The Emerging Markets Income Fund Inc).

     FOR EACH FUND, THE RATE USED TO DETERMINE FEES PAYABLE BY THE FUND PURSUANT TO ITS NEW VALUE AGREEMENT IS IDENTICAL TO THE RATE IN ITS EXISTING ADVANTAGE AGREEMENT. Consequently, each Fund will pay Value Advisors a monthly fee at a rate under its New Value Agreement which is identical to the fee rate for its Existing Advantage Agreement, which is set forth in the Fund Exhibit. For each Fund, the aggregate amount of investment management or advisory fees paid by such Fund to Advantage for the Fund's most recent fiscal year under its Existing Advantage Agreement is set forth in the Fund Exhibit. Advantage remitted a certain percentage of such fees to third parties, including (i) SBAM, pursuant to the Existing SBAM Agreements (for a discussion of such agreements, see Proposal 2) and (ii) OpCap Advisors, an affiliated person of Advantage, pursuant to the Existing OpCap Agreements (for a discussion of such agreements, see Proposal 3).

Limitation of Liability
-----------------------

     Each New Value Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder ("disabling conduct"), Value Advisors shall not be liable to the Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, each New Value Agreement provides that the Fund, under certain circumstances, will indemnify Value Advisors against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.


Duration and Termination
------------------------

     Each Fund's New Value Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the Fund's Board of Directors who are not parties to the New Value Agreement, and who are not "interested persons" (as defined in the 1940 Act) of any such party, and (ii) a majority of the Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. For each Fund, its New Value Agreement may be terminated, without penalty, on 60 days' notice, by the Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the Fund or by Value Advisors, and each New Value Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


EVALUATION BY THE BOARDS OF DIRECTORS

     Each Fund's Board of Directors, including the Board members who are not interested persons of any party to the New Value Agreement or its affiliates, has approved the New Value Agreement for such Fund and recommends that stockholders of the Fund approve such agreement. Such Board approvals occurred at meetings held on April 1, 1997 with respect to each Fund and on July 1, 1997 with respect to The

Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc. and Global Partners Income Fund Inc., on July 10, 1997 with respect to Municipal Advantage Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. and on July 11, 1997 with respect to The Czech Republic Fund, Inc. Each New Value Agreement will become effective on the later of the date the Acquisition is consummated and the date the stockholders of the relevant Fund approve such agreement.

     In approving the New Value Agreement and determining to submit it to stockholders for their approval, the Board of Directors of each Fund has determined that continuity and efficiency of management or advisory services after the Acquisition can best be assured by approving the New Value Agreement on behalf of the Fund. The Board of Directors of each Fund believes that the New Value Agreement will enable the Fund to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New Value Agreement is in the best interests of the Fund and its stockholders. In connection with its review of the New Value Agreement, each Fund's Board of Directors requested and reviewed, with the assistance of its own legal counsel, materials furnished by Advantage and PIMCO Advisors. These materials included financial statements as well as other written information regarding PIMCO Advisors and its personnel, operations and financial condition.

     In approving the New Value Agreement, the Board of Directors of each Fund focused primarily on the nature, quality and scope of the operations and services to date provided by Advantage to the Fund, which are expected to continue to be provided by Value Advisors after the Acquisition with no change in fees, comparative fee information concerning other investment companies currently advised by Advantage, and to be advised by Value Advisors, with similar investment objectives (which information is presented in the Fund Exhibit as the first item appearing under the heading "A. General Information"), and the fact that the Existing Advantage Agreement and the New Value Agreement for such Fund, including the terms relating to the services to be performed thereunder by Value Advisors, are substantially similar (and are identical with respect to the expenses and fees payable by the Fund). In connection with these primary considerations, comparisons were made between the New Value Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the anticipated benefits to Value Advisors of its relationship with each Fund. In addition, each Fund's Board of Directors considered the commitment of the PIMCO Parties to maintain and enhance the services provided to the Fund by Value Advisors, and met with representatives of PIMCO Advisors to discuss their current intentions with respect to Value Advisors.

     In addition to the foregoing primary considerations, each Fund's Board of Directors considered the likelihood of Value Advisors's financial stability following consummation of the Acquisition, particularly in light of the overall experience and reputation of the PIMCO Parties and their financial stability, and whether there are any aspects of the Acquisition likely to affect the ability of Value Advisors to retain and attract qualified personnel following consummation. In connection with these considerations, each Board considered possible alternatives to approval of the New Value Agreement.

     Based upon its review of the above factors, the Board of Directors of each Fund concluded that the New Value Agreement is in the best interests of the Fund and its stockholders.

     Certain directors and officers of each Fund may have a substantial interest in the approval of the New Value Agreement for such Fund as a result of their interests in Advantage or affiliates thereof, as described above under "Information Concerning Advantage and Value Advisors" and in the Fund Exhibit.

REQUIRED VOTE

     As provided by the 1940 Act, approval of each Fund's New Value Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund entitled to vote thereon present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote thereon are present or represented by proxy, or (b) more than 50% of the total outstanding shares of the Fund entitled to vote thereon. For this purpose, abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes but not voting and will have the same effect as votes cast against the Proposal.

     THE DIRECTORS OF EACH FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, ADVANTAGE, PIMCO ADVISORS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" THE NEW VALUE AGREEMENT.


              PROPOSAL 2: APPROVAL OF A NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT AMONG VALUE ADVISORS, SBAM AND THE FUND


STOCKHOLDERS OF THE EMERGING MARKETS INCOME FUND II INC, THE EMERGING MARKETS FLOATING RATE FUND INC., GLOBAL PARTNERS INCOME FUND INC., MUNICIPAL PARTNERS FUND INC. AND MUNICIPAL PARTNERS FUND II INC. WILL VOTE ON THIS PROPOSAL.


INTRODUCTION

     SBAM serves as investment adviser and administrator to each SBAM Fund pursuant to an investment advisory and administration agreement currently in place among Advantage, SBAM and such SBAM Funds (in each case, the "Existing SBAM Agreement" and, collectively, the "Existing SBAM Agreements"), the date of each of which is set forth in the Fund Exhibit. In addition, SBAM serves as investment manager and administrator to The Emerging Markets Income Fund Inc pursuant to a management agreement with such Fund. The Fund Exhibit sets forth the respective dates on which each SBAM Fund's stockholders and Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of such SBAM Fund, Advantage or SBAM, most recently approved the SBAM Fund's Existing SBAM Agreement.

     As required by the 1940 Act, each Existing SBAM Agreement provides for its automatic termination in the event of its "assignment, "as defined in such Act. As discussed under Proposal 1 above, prior to consummation of the Acquisition, the Existing SBAM Agreement will be transferred by Advantage to Value Advisors. Therefore, since Value Advisors will be a party to each Existing SBAM Agreement at the time of consummation of the Acquisition, consummation of the Acquisition will constitute an assignment by Value Advisors of each such agreement. For a discussion of the Acquisition, see "The Acquisition" under Proposal 1 above. Therefore, in anticipation of the Acquisition, the Board of Directors of each SBAM Fund is proposing that its stockholders approve a new investment advisory and administration agreement among Value Advisors, SBAM and the SBAM Fund (in each case, the "New SBAM Agreement" and, collectively, the "New SBAM Agreements"). The New SBAM Agreement proposed for each SBAM Fund is substantially similar to its Existing

SBAM Agreement. A description of the New SBAM Agreement proposed for each SBAM Fund, including the services to be provided by SBAM thereunder, is set forth below. The description is qualified in its entirety by reference to the form of New SBAM Agreement for each SBAM Fund attached hereto as Exhibit C.


INFORMATION CONCERNING SBAM

     SBAM is a corporation organized under the laws of Delaware on December 24, 1987 and is registered as an investment adviser pursuant to the Advisers Act. SBAM has served as investment adviser and administrator to each SBAM Fund pursuant to such SBAM Fund's Existing SBAM Agreement since commencement of the Fund's operations. As of July 31, 1997, SBAM and its worldwide investment advisory affiliates managed approximately $24.2 billion of assets of which SBAM managed approximately $18.9 billion. The Fund Exhibit provides information with respect to the investment companies with similar investment objectives to each SBAM Fund for which SBAM provides management, advisory or sub-advisory services.

     SBAM is an indirect wholly-owned subsidiary of Salomon Brothers Holding Company Inc, which in turn is a wholly-owned subsidiary of Salomon Inc. The principal business address of each of the foregoing entities is 7 World Trade Center, New York, New York 10048.

     The names, titles and principal occupations of the current directors and executive officers of SBAM are set forth in the following table.


NAME                               TITLE AND PRINCIPAL OCCUPATION
----                               ------------------------------

Thomas W. Brock.................   Chairman, Chief Executive Officer and
                                   Managing Director of SBAM and Managing
                                   Director and Member of the Management
                                   Board of Salomon Brothers Inc

Michael S. Hyland...............   President, Managing Director and Member of
                                   the Board of SBAM and Managing Director of Salomon Brothers Inc

Rodney B. Berens................   Managing Director and Member of the Board of
                                   SBAM and Managing Director and Member of the Management Board of Salomon Brothers Inc

Vilas V. Gadkari................   Managing Director and Member of the Board of
                                   SBAM and Managing Director of Salomon
                                   Brothers Inc

Zachary Snow....................   Secretary of SBAM and Managing Director and
                                   Counsel of Salomon Brothers Inc

     The business address of each person listed above other than Mr. Gadkari is 7 World Trade Center, New York, New York 10048 and the business address of Mr. Gadkari is Victoria Plaza, 111 Buckingham Palace Road, London, England SW1W OSB.

     Each SBAM Fund has been informed that Berkshire Hathaway, Inc., a Delaware corporation, owned beneficially as of July 31, 1997, shares of Common Stock and Preferred Stock, Series A, of Salomon Inc, constituting in excess of 10% of the votes entitled to be cast by the outstanding voting securities of Salomon Inc.


EXISTING AND NEW SBAM AGREEMENTS

     The Existing SBAM Agreement and the New SBAM Agreement for each SBAM Fund are substantially similar. The following description of the New SBAM Agreement for each SBAM Fund is qualified in its entirety by reference to the form of New SBAM Agreement attached hereto as Exhibit C.


Services to be Performed
------------------------

     Pursuant to each New SBAM Agreement, subject to the direction and control of the directors of the SBAM Fund and in consultation with Value Advisors, SBAM will make investment strategy decisions for each SBAM Fund, manage the investing and reinvesting of assets in accordance with the SBAM Fund's stated policies, place purchase and sale orders for the SBAM Fund, provide financial research and data to the SBAM Fund and be responsible for administrative and stockholder services.


Expenses and Advisory Fees
--------------------------

     Each New SBAM Agreement provides that the SBAM Fund is responsible for all of its expenses and liabilities, except that SBAM is responsible for the expenses in connection with providing facilities and personnel reasonably necessary for the performance of the services to be provided by it to the SBAM Fund.

     FOR EACH SBAM FUND, THE RATE USED TO DETERMINE FEES PAYABLE BY VALUE ADVISORS TO SBAM PURSUANT TO THE NEW SBAM AGREEMENT IS IDENTICAL TO THE RATE IN THE EXISTING SBAM AGREEMENT. Consequently, SBAM will be paid by Value Advisors a monthly fee at a rate under each SBAM Fund's New SBAM Agreement which is identical to the fee rate for its Existing SBAM Agreement, which is set forth in the Fund Exhibit. For each SBAM Fund, the aggregate amount of fees paid to SBAM for the SBAM Fund's most recent fiscal year under its Existing SBAM Agreement is set forth in the Fund Exhibit.


Limitation of Liability
-----------------------

     Each New SBAM Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder ("disabling conduct"), SBAM shall not be liable to the SBAM Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, each New SBAM Agreement provides that the SBAM Fund, under certain circumstances, will indemnify SBAM against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.

Duration and Termination
------------------------

     Each SBAM Fund's New SBAM Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the SBAM Fund's Board of Directors who are not parties to the New SBAM Agreement, and who are not "interested persons" (as defined in the 1940
Act) of any such party, and (ii) a majority of the SBAM Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the SBAM Fund. For each SBAM Fund, its New SBAM Agreement may be terminated, without penalty, on 60 days' notice, by the SBAM
Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the SBAM Fund, or by SBAM, and each New SBAM Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).


EVALUATION BY THE BOARDS OF DIRECTORS

     Each SBAM Fund's Board of Directors, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the New SBAM Agreement or its affiliates, has approved the New SBAM Agreement for such SBAM Fund and recommends that stockholders of the SBAM Fund approve such agreement. Such Board approvals occurred at meetings held on April 1, 1997 with respect to each SBAM Fund and on July 1, 1997 with respect to The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc. and Global Partners Income Fund Inc. and on July 10, 1997 with respect to Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. Each New SBAM Agreement will become effective on the later of the date the Acquisition is consummated and the date the stockholders of the relevant Fund approve such agreement.

     In approving the New SBAM Agreement and determining to submit it to the stockholders for their approval, the Board of Directors of each SBAM Fund has determined that continuity and efficiency of management or advisory services after the Acquisition can best be assured by approving the New SBAM Agreement on behalf of the SBAM Fund. The Board of each SBAM Fund believes that the New SBAM Agreement will enable the SBAM Fund to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New SBAM Agreement is in the best interests of the SBAM Fund and its stockholders.

     In connection with its review of the New SBAM Agreement, each SBAM Fund's Board of Directors requested and reviewed, with the assistance of its own legal counsel, materials furnished by SBAM. These materials included financial statements as well as other written information regarding SBAM and its personnel, operations and financial condition.

     In approving the New SBAM Agreement, the Board of Directors of each SBAM Fund focused primarily on the nature, quality and scope of the services provided to date by SBAM to the SBAM Fund, which are expected to continue to be provided after the Acquisition with no change in fees, comparative fee information concerning other investment companies advised by SBAM with similar investment objectives (which information is presented in the Fund Exhibit as the first item appearing under the heading "A. General Information"), and the fact that the Existing SBAM Agreement and the New SBAM Agreement for such SBAM Fund, including the terms relating to the services to be performed thereunder by SBAM, are substantially similar (and identical with respect to the expenses and fees payable to SBAM). In connection with these primary considerations, comparisons were made between the New SBAM Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the benefits to SBAM of its relationship with each SBAM Fund. In addition, each SBAM Fund's Board of Directors considered the commitment of SBAM to maintain and enhance the services provided to the SBAM Fund by it.

     In addition to the foregoing primary considerations, each SBAM Fund's Board of Directors considered the likelihood of SBAM's continued financial stability, particularly in light of its overall experience and reputation and the fact that the Acquisition will have no impact on SBAM, its personnel or the services it provides to the SBAM Fund. In connection with these considerations, each SBAM Fund's Board considered possible alternatives to approval of the New SBAM Agreement.

     Based upon its review of the above factors, the Board of Directors of each SBAM Fund concluded that the New SBAM Agreement is in the best interests of the SBAM Fund and its stockholders.

     Certain directors and officers of each SBAM Fund may have a substantial interest in the approval of the New SBAM Agreement for such Fund as a result of their interests in SBAM or affiliates thereof, as described in the Fund Exhibit.


REQUIRED VOTE

     As provided by the 1940 Act, approval of each SBAM Fund's New SBAM Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the SBAM Fund. For a discussion of the definition of a "majority of the outstanding voting securities," see "Required Vote" under Proposal 1 above.


     THE DIRECTORS OF EACH FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, ADVANTAGE, SBAM, PIMCO ADVISORS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" THE NEW SBAM AGREEMENT.


  PROPOSAL 3: APPROVAL OF A NEW INVESTMENT ADVISORY OR INVESTMENT ADVISORY AND
   ADMINISTRATION AGREEMENT AMONG VALUE ADVISORS, OPCAP ADVISORS AND THE FUND

STOCKHOLDERS OF THE CZECH REPUBLIC FUND, INC. AND MUNICIPAL ADVANTAGE FUND INC. WILL VOTE ON THIS PROPOSAL.


INTRODUCTION

     OpCap Advisors serves as investment adviser and administrator to Municipal Advantage Fund Inc. pursuant to an investment advisory and administration agreement currently in place among Advantage, OpCap Advisors and such Fund and as investment adviser to The Czech Republic Fund, Inc. pursuant to an investment advisory agreement currently in place among Advantage, OpCap Advisors and such Fund (in each case, the "Existing OpCap Agreement" and, collectively, the "Existing OpCap Agreements"), the date of each of which is set forth in the Fund Exhibit. The Fund Exhibit sets forth the respective dates on which each OpCap

Fund's stockholders and Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of such OpCap Fund, Advantage or OpCap Advisors, most recently approved the OpCap Fund's Existing OpCap Agreement.

     As required by the 1940 Act, each Existing OpCap Agreement provides for its automatic termination in the event of its "assignment", as defined in such Act. As discussed under Proposal 1 above, prior to consummation of the Acquisition, the Existing OpCap Agreement will be transferred by Advantage to Value Advisors. Therefore, since Value Advisors will, at the time of consummation of the Acquisition, be a party to, and OpCap Advisors is a party to, each Existing OpCap Agreement, consummation of the Acquisition will constitute an assignment by each of Value Advisors and OpCap Advisors of each such Agreement. For a discussion of the Acquisition, see "The Acquisition" under Proposal 1 above. Therefore, in anticipation of the Acquisition, the Board of Directors of each OpCap Fund is proposing that its stockholders approve a new investment advisory or investment advisory and administration agreement among Value Advisors, OpCap Advisors and the OpCap Fund (in each case, the "New OpCap Agreement" and, collectively, the "New OpCap Agreements"). The New OpCap Agreement proposed for each OpCap Fund is substantially similar to its Existing OpCap Agreement. In this connection, stockholders of The Czech Republic Fund, Inc. should note that such Fund's New OpCap Agreement has an initial term of two years, while its Existing OpCap Agreement has a one year initial term. A description of the New OpCap Agreement proposed for each OpCap Fund, including the services to be provided by OpCap thereunder, is set forth below. The description is qualified in its entirety by reference to the form of New OpCap Agreement for each OpCap Fund attached hereto as Exhibit D.



INFORMATION CONCERNING OPCAP ADVISORS

     OpCap Advisors, formerly known as Quest for Value Advisors, is a Delaware general partnership and a registered investment adviser under the Advisers Act. OpCap Advisors has served as the investment adviser and administrator to Municipal Advantage Fund Inc. since commencement of the Fund's operations. OpCap Advisors has served as the investment adviser to The Czech Republic Fund, Inc. since commencement of the Fund's operations. The Fund Exhibit provides information with respect to the investment companies with similar investment objectives to each OpCap Fund for which OpCap Advisors provides advisory services.

     Oppenheimer Capital, a general partnership that is a registered investment adviser, and Opfin, a holding company, currently hold 99% and 1% general partnership interests in OpCap Advisors, respectively. Opfin currently holds a 32.52% general partner interest in Oppenheimer Capital, and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on the New York Stock Exchange and of which Opfin currently is the sole 1% general partner, owns the remaining 67.48% interest. Opfin currently is a wholly-owned subsidiary of Oppenheimer Group, 71% of the common stock of which currently is owned by OpCo LP. The principal business address of each of the foregoing entities is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281. The principal business address of OpCap Advisors is not expected to change as a result of the Acquisition.

     The names, titles and principal occupations of the current executive officers of OpCap Advisors are set forth in the following table. The business address of each person listed below is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281.


NAME                               TITLE AND PRINCIPAL OCCUPATION
----                               ------------------------------

Joseph M. LaMotta...............   Chairman of OpCap Advisors and Chairman of
                                   Oppenheimer Capital

Bernard H. Garil................   President of OpCap Advisors

Sheldon M. Siegel...............   Treasurer and Chief Financial Officer of
                                   OpCap Advisors and Managing Director,
                                   Treasurer and Chief Financial Officer of
                                   Oppenheimer Capital

     Upon consummation of the Acquisition, Oppenheimer Capital and OpCap Advisors will be controlled by PIMCO Advisors (as discussed under "The Acquisition" in Proposal 1 above). PIMCO Advisors has advised each OpCap Fund that it anticipates that the senior portfolio management team of Oppenheimer Capital and OpCap Advisors will continue in their present capacities upon consummation of the Acquisition, that the eligibility of OpCap Advisors to serve as an investment adviser will not be affected by the Acquisition and that Oppenheimer Capital and OpCap Advisors will be able to continue to provide advisory services with no material changes in operating conditions. PIMCO
Advisors has further advised each OpCap Fund that it anticipates that the Acquisition will not affect the ability of Oppenheimer Capital and OpCap Advisors to fulfill their obligations under each New OpCap Agreement.

     OpCo, an affiliate of Advantage and OpCap Advisors, currently serves as the administrator to The Czech Republic Fund, Inc. pursuant to an administration agreement (the "Administration Agreement"), and The Czech Republic Fund, Inc. currently pays OpCo a monthly fee of 0.20% of the Fund's average weekly net assets for OpCo's administrative services. For the fiscal year ended August 31, 1996 and the six-month period ended February 28, 1997, the aggregate amount of administrative fees paid by the Fund to OpCo was $151,031 and $94,026, respectively. The address of OpCo is Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York 10281. OpCo subcontracts certain of its administrative responsibilities to PFPC Inc., whose address is 103 Bellevue Parkway, Wilmington, Delaware 19809. At a meeting held on April 1, 1997, the Board of Directors of The Czech Republic Fund, Inc. approved an administration agreement with OpCap Advisors, substantially in the form of the Administration Agreement, pursuant to which OpCap Advisors will replace OpCo as administrator of the Fund upon consummation of the Acquisition.


SECTION 15(F) OF THE 1940 ACT

     Section 15(f) of the 1940 Act is available to Oppenheimer in connection with the PIMCO Parties' acquisition of Value Advisors and a controlling interest in OpCap Advisors. For a discussion of Section 15(f), see "Section 15(f) of the 1940 Act" under Proposal 1 above.


EXISTING AND NEW OPCAP AGREEMENTS

     The Existing OpCap Agreement and the New OpCap Agreement for each OpCap Fund are substantially similar. The following description of the New OpCap Agreement for each OpCap Fund is qualified in its entirety by reference to the form of New OpCap Agreement attached hereto as Exhibit D.

Services to be Performed
------------------------

     Pursuant to each New OpCap Agreement, subject to the direction and control of the directors of the OpCap Fund and in consultation with Value Advisors, OpCap Advisors will make investment strategy decisions for each OpCap Fund, manage the investing and reinvesting of assets in accordance with the OpCap
Fund's stated policies, place purchase and sale orders for the OpCap Fund, provide financial research and data to the OpCap Fund and, with respect to Municipal Advantage Fund Inc., be responsible for administrative and stockholders services.


Expenses and Advisory Fees
--------------------------

     Each New OpCap Agreement provides that the Fund is responsible for all of its expenses and liabilities, except that OpCap Advisors is responsible for the expenses in connection with providing office space, office facilities and personnel reasonably necessary for performance of the services to be provided by it to the OpCap Fund.

     FOR EACH OPCAP FUND, THE RATE USED TO DETERMINE FEES PAYABLE BY VALUE ADVISORS TO OPCAP ADVISORS PURSUANT TO THE NEW OPCAP AGREEMENT IS IDENTICAL TO THE RATE IN ITS EXISTING OPCAP AGREEMENT. Consequently, OpCap Advisors will be paid by Value Advisors a monthly fee at a rate under each OpCap Fund's New OpCap Agreement which is identical to the fee rate for its Existing OpCap Agreement, which is set forth in the Fund Exhibit. For each OpCap Fund, the aggregate amount of the fees paid to OpCap Advisors for the OpCap Fund's most recent fiscal year under its Existing OpCap Agreement is set forth in the Fund Exhibit.


Limitation of Liability
-----------------------

     Each New OpCap Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder ("disabling conduct"), OpCap Advisors shall not be liable to the OpCap Fund or its stockholders for any act or omission in the course of or in connection with the rendering of its services thereunder. In addition, each New OpCap Agreement provides that the OpCap Fund, under certain circumstances, will indemnify OpCap Advisors against any losses or expenses incurred, including amounts paid in satisfaction of judgments and reasonable legal costs, not resulting from disabling conduct.


Duration and Termination
------------------------

     Each OpCap Fund's New OpCap Agreement will have an initial term of two years, and thereafter will continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (i) a majority of the members of the OpCap Fund's Board of Directors who are not parties to the New OpCap Agreement, and who are not "interested persons" (as defined in the 1940 Act) of any such party, and (ii) a majority of the OpCap Fund's Board of Directors or the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the OpCap Fund. The Existing OpCap Agreement for The Czech Republic Fund, Inc. has an initial term of one year. For each OpCap Fund, its New OpCap Agreement may be terminated, without penalty, on 60 days' notice, by the OpCap Fund's Board of Directors, by a vote of the holders of a "majority of the outstanding voting securities" of the OpCap Fund, or by Value Advisors, and each New OpCap Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). In addition, like such Fund's Existing OpCap Agreement, the New OpCap Agreement for Municipal Advantage Fund Inc. may be terminated, without penalty, on 60 days' notice, by OpCap Advisors.


EVALUATION BY THE BOARDS OF DIRECTORS

     Each OpCap Fund's Board of Directors, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the New OpCap Agreement or its affiliates, has approved the New OpCap Agreement for such OpCap Fund and recommends that the stockholders of the OpCap Fund approve such agreement. Such Board approvals occurred at meetings held on April 1, 1997 with respect to each OpCap Fund and on July 10, 1997 with respect to Municipal Advantage Fund Inc. and on July 11, 1997 with respect to The Czech Republic Fund, Inc. Each New OpCap Agreement will become effective on the later of the date the Acquisition is consummated and the date the stockholders of the relevant OpCap Fund approve such agreement.

     In approving the New OpCap Agreement and determining to submit it to stockholders for their approval, the Board of Directors of each OpCap Fund has determined that continuity and efficiency of advisory services after the Acquisition can best be assured by approving the New OpCap Agreement on behalf of the OpCap Fund. The Board of each OpCap Fund believes that the New OpCap Agreement will enable the OpCap Fund to obtain high-quality services at costs which it deems appropriate and reasonable and that approval of the New OpCap Agreement is in the best interests of the OpCap Fund and its stockholders.

     In connection with its review of the New OpCap Agreement, each OpCap Fund's Board of Directors requested and reviewed, with the assistance of its own legal counsel, materials furnished by OpCap Advisors and PIMCO Advisors. These materials included financial statements as well as other written information regarding PIMCO Advisors and its personnel, operations and financial condition.

     In approving the New OpCap Agreement, the Board of Directors of each OpCap Fund focused primarily on the nature, quality and scope of the operations and services to date provided by OpCap Advisors to the OpCap Fund, which are expected to continue to be provided after the Acquisition with no change in fees, comparative fee information concerning other investment companies (if any) advised by OpCap Advisors with similar investment objectives (which information is presented in the Fund Exhibit as the first item appearing under the heading "A. General Information"), and the fact that the Existing OpCap Agreement and the New OpCap Agreement for such OpCap Fund, including the terms relating to the services to be performed thereunder by OpCap Advisors, are substantially similar (and identical with respect to the expenses and fees payable to OpCap Advisors). In connection with these primary considerations, comparisons were made between the New OpCap Agreement and similar arrangements by other investment companies, particularly with regard to levels of fees and the benefits to OpCap of its relationship with each OpCap Fund. In addition, each OpCap Fund's Board of Directors considered the commitment of the PIMCO Parties to maintain and enhance the services provided to the OpCap Fund by OpCap, and met with representatives of PIMCO Advisors to discuss their current intentions with respect to Oppenheimer Capital and OpCap Advisors.

     In addition to the foregoing primary considerations, each OpCap Fund's Board of Directors considered the likelihood of OpCap's continued financial stability following consummation of the Acquisition, particularly in light of the overall experience and reputation of the PIMCO Parties and their financial stability, and whether there are any aspects of the Acquisition likely to affect the ability of OpCap Advisors to retain and attract qualified personnel following consummation. In connection with these considerations, each OpCap Fund's Board considered possible alternatives to approval of the New OpCap Agreement.

     Based upon its review of the above factors, the Board of Directors of each Fund concluded that the New OpCap Agreement is in the best interests of the Fund and its stockholders.

     Certain directors and officers of each OpCap Fund may have a substantial interest in the approval of the New OpCap Agreement for such Fund as a result of their interests in OpCap Advisors or affiliates thereof, as described in Proposal 1 and in the Fund Exhibit.

REQUIRED VOTE

     As provided by the 1940 Act, approval of each OpCap Fund's New OpCap Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the OpCap Fund. For a discussion of the definition of a "majority of the outstanding voting securities", see "Required Vote" under Proposal 1 above.


     THE DIRECTORS OF EACH FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, ADVANTAGE, OPCAP ADVISORS, PIMCO ADVISORS OR THEIR AFFILIATES, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" THE NEW OPCAP AGREEMENT.



                        PROPOSAL 4: ELECTION OF DIRECTORS

STOCKHOLDERS OF THE EMERGING MARKETS INCOME FUND II INC, THE EMERGING MARKETS FLOATING RATE FUND INC., MUNICIPAL PARTNERS FUND INC. AND MUNICIPAL PARTNERS FUND II INC. WILL VOTE ON THIS PROPOSAL.

     The Meetings of each of the Funds listed above also will serve as such Fund's Annual Meeting of Stockholders for the 1997 calendar year, and stockholders of each such Fund are being asked to consider for election as directors the individuals (the "Nominees") listed in the Fund Exhibit. As described in the Fund Exhibit, each Fund's Board of Directors is divided into three classes. Consequently, stockholders of each Fund will be electing two directors at the respective Meetings to hold office until the year 2000 Annual Meeting of Stockholders for such Fund or thereafter when their respective successors are elected and qualified.

     In addition, preferred stockholders of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., in accordance with such Funds' respective Charters and By-Laws, will each be electing one additional director to fill a vacancy created by the resignation of Allan C. Hamilton on July 23, 1997. In the case of each such Fund, the Nominee to fill such vacancy has, in accordance with such Funds' respective Charters and By-Laws, been appointed a director to serve as such from July 23, 1997 until this Proposal is voted on by the preferred stockholders of such Funds, and, if elected by such stockholders, will hold office until the year 1998 Annual Meeting of Stockholders or thereafter when his successor is elected and qualified.

     Biographical information about the Nominees and other directors and executive officers of the Funds, and other information relating to, among other things, compensation of such individuals, is set forth in the Fund Exhibit
(Exhibit A) under the heading "B. Specific Fund Information." Each Nominee currently serves as a director of the relevant Fund.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed otherwise) FOR the election of the Nominees. Each Nominee has indicated that he or she will serve if elected, but if any Nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.


REQUIRED VOTE

     For each of The Emerging Markets Income Fund II Inc and The Emerging Markets Floating Rate Fund Inc., the two Nominees will be elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at the Meeting, provided a quorum is present. For each of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., the two Nominees to hold office until the year 2000 Annual Meetings of Stockholders will be elected by a plurality of the votes cast by the holders of such Fund's common stock and preferred stock, voting together as a single class, present in person or represented by proxy at the Meeting, provided a quorum is present, and the Nominee to hold office until the year 1998 Annual Meetings of Stockholders will be elected by a plurality of the votes cast by the holders of such Fund's preferred stock, voting as a separate class, present in person or represented by proxy at the Meeting, provided a quorum is present. For purposes of the election of directors of each of the above Funds, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for the election of directors.


     THE DIRECTORS OF EACH FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, RECOMMEND THAT THE STOCKHOLDERS OF THE FUND VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.



      PROPOSAL 5: RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

STOCKHOLDERS OF THE EMERGING MARKETS INCOME FUND II INC, THE EMERGING MARKETS FLOATING RATE FUND INC., MUNICIPAL PARTNERS FUND INC. AND MUNICIPAL PARTNERS FUND II INC. WILL VOTE ON THIS PROPOSAL.

     Because the Meetings of the Funds listed above will serve as each such Fund's Annual Meeting of Stockholders for the 1997 calendar year, the stockholders of each such Fund will be asked to ratify the selection by the Fund's Board of Directors of the Fund's independent accountants. The Board of Directors of each such Fund has selected Price Waterhouse LLP as independent accountants of the Fund for the fiscal year of the Fund set forth in the Fund Exhibit. The appointment of independent accountants is approved annually by each Fund's Board of Directors and is subsequently submitted to its stockholders for ratification.

Price Waterhouse LLP served as independent accountant for each such Fund for the fiscal year most recently completed. Each Fund has been advised by Price Waterhouse LLP that, as of the Record Date, neither the firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP is expected to attend the Meeting to answer questions concerning each Fund's financial statements and will have an opportunity to make a statement if he or she chooses to do so.


     THE DIRECTORS OF EACH FUND, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT) OF THE FUND, RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE FUND'S INDEPENDENT ACCOUNTANTS.


REQUIRED VOTE

     Ratification of the selection of Price Waterhouse LLP as independent accountants of The Emerging Markets Income Fund II Inc and The Emerging Markets Floating Rate Fund Inc. requires the affirmative vote of a majority of the votes cast by the holders of the Fund's common stock at the Meeting at which a quorum is present. Ratification of the selection of Price Waterhouse LLP as independent accountants of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. requires the affirmative vote of a majority of the votes cast by the holders of the Fund's common stock and preferred stock, voting together as a single class, at the Meeting at which a quorum is present. For purposes of this Proposal, abstentions and broker non-votes will not be considered votes cast and do not affect the vote required for ratification.


                 INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS

     Information regarding the number and percentage of outstanding shares of each Fund owned beneficially by each director and executive officer thereof, and all directors and executive officers as a group, in each case as of July 31, 1997, is set forth in the Fund Exhibit. To the knowledge of each of the Funds, as of the Record Date no person owned beneficially more than 5% of any class of such Fund's outstanding shares.


                                 OTHER BUSINESS

     Each Fund's Board of Directors does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the shares represented thereby in accordance with their judgment on that matter.


                             EXPENSES OF THE MEETING

     The expenses of the Meeting of each Fund other than The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. will be borne two-thirds by the PIMCO Parties and one-third by Oppenheimer. The expenses of the Meetings of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. relating to the approval of new investment advisory or management agreements will be borne two-thirds by the PIMCO Parties and one-third by Oppenheimer, while the expenses of such Meetings relating to the governance of such Funds will be borne by the respective Funds.

     Proxies may be solicited personally by officers of each Fund and by regular employees of Advantage, SBAM and OpCap Advisors, or their affiliates, or other representatives of each Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed for such out-of-pocket expenses. In addition, each Fund has retained D.F. King & Co., Inc., a proxy solicitation firm, to assist in the solicitation of the proxy vote. It is anticipated that D.F. King & Co., Inc. will be paid for such solicitation services in an amount not to exceed $1,000 per Fund plus reasonable out-of-pocket expenses. Therefore, expenses of the Meetings will include costs of (i) preparing, assembling and mailing material in connection with the solicitation, (ii) soliciting proxies by officers or employees, personally or by telephone or telegraph, (iii) reimbursing brokerage houses, banks and other fiduciaries and (iv) compensating the proxy solicitor.

     D.F. King & Co., Inc. may call stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. Each Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. A stockholder voting by telephone would be asked for his or her social security number or other identifying information and would be given an opportunity to authorize proxies to vote his or her shares in accordance with his or her instructions. To insure that the stockholder's instructions have been recorded correctly, he or she will receive a confirmation of such instructions in the mail. The confirmation is a replica of the proxy card but with marks indicating how the stockholder voted along with a special toll-free number which will be available in the event the stockholder wishes to change or revoke the vote. Although a stockholder's vote may be taken by telephone, each stockholder will receive a copy of this proxy statement and may vote by mail using the enclosed proxy card. If you have any questions or need assistance in voting, please contact D.F. King & Co., Inc. at its toll-free number, 1-800-735-3568.



September 4, 1997

                                                                       EXHIBIT A



                                  FUND EXHIBIT

   A. General Information. The following information relates to each of the Funds identified below and is provided in connection with the proposals in the proxy statement relating to each such Fund. Stockholders of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. also should refer to the information relating specifically to each such Fund which is provided below under the heading "Specific Fund Information." Terms used herein and not otherwise defined have the meanings given to them in the proxy statement.


1. COMPARATIVE FEE INFORMATION:

     Advantage currently serves as an investment adviser or manager to each Fund, and, prior to the consummation of the Acquisition, Value Advisors will become the investment adviser or manager to each Fund in place of Advantage. For purposes of comparison of the information listed below, The Emerging Markets
Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc. and Global Partners Income Fund Inc. have similar investment objectives; and Municipal Advantage Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. have similar investment objectives.


                                                     INVESTMENT ADVISORY
                                                      OR MANAGEMENT FEE                  APPROXIMATE NET ASSETS
                                                     (AS A PERCENTAGE OF                   AS OF JULY 31, 1997
NAME OF FUND                                      AVERAGE WEEKLY NET ASSETS)                   (IN MILLIONS)
------------                                      --------------------------                   -------------
The Emerging Markets Income Fund Inc                      0.50%                                   $  77.8
The Emerging Markets Income Fund II Inc                   1.20% <F1>                                398.1
The Emerging Markets Floating Rate Fund Inc.              1.10% <F2>                                 73.4
Global Partners Income Fund Inc.                          1.10% <F2>                                238.2
Municipal Partners Fund Inc.                              0.60% <F3>                                 84.4
Municipal Partners Fund II Inc.                           0.60% <F3>                                 85.7
Municipal Advantage Fund Inc.                             0.60% <F4>                                161.5
The Czech Republic Fund, Inc.                             1.00% <F5>                                 90.1

----------
[FN]
<F1> Advantage  remits (and Value  Advisors  will remit) a portion of its fee to
     SBAM at an annual rate of 0.70% of the Fund's average weekly net assets.
<F2> Advantage  remits (and Value  Advisors  will remit) a portion of its fee to
     SBAM at an annual rate of 0.65% of the Fund's average weekly net assets.
<F3> Advantage  remits (and Value  Advisors  will remit) a portion of its fee to
     SBAM at an annual rate of 0.36% of the Fund's average weekly net assets.
<F4> Advantage  remits (and Value  Advisors  will remit) a portion of its fee to
     OpCap Advisors at an annual rate of 0.36% of the Fund's average weekly net assets.
<F5> Advantage  remits (and Value  Advisors  will remit) a portion of its fee to
     OpCap Advisors at an annual rate of 0.50% of the Fund's average weekly net assets.

     SBAM serves as an investment adviser, manager or sub-adviser to each SBAM Fund and to the investment companies listed below which have similar investment objectives to the SBAM Funds. For purposes of comparison of the information listed below, The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Global Partners Income Fund Inc., Salomon Brothers High Income Fund Inc, Salomon Brothers Institutional Emerging Markets Debt Fund and Salomon Brothers Worldwide Income Fund Inc have similar investment objectives; and Municipal Partners Fund Inc., Municipal Partners Fund II Inc. and Salomon Brothers National Intermediate Municipal Fund have similar investment objectives.


                                                              INVESTMENT ADVISORY,
                                                            MANAGEMENT OR SUB-ADVISORY    APPROXIMATE NET ASSETS
                                                             FEE (AS A PERCENTAGE OF       AS OF JULY 31, 1997
NAME OF FUND                                                AVERAGE WEEKLY NET ASSETS)        (IN MILLIONS)
------------                                                --------------------------        -------------
The Emerging Markets Income Fund Inc                                 0.70% <F1>                  $ 77.8
The Emerging Markets Income Fund II Inc                              0.70% <F2>                   398.1
The Emerging Markets Floating Rate Fund Inc.                         0.65% <F2>                    73.4
Global Partners Income Fund Inc.                                     0.65% <F2>                   238.2
Salomon Brothers High Income Fund Inc                                0.70%                         73.8
Salomon Brothers Institutional Emerging Markets Debt Fund            0.70% <F3>                    13.8
Salomon Brothers Worldwide Income Fund Inc                           0.90%                        229.3
Municipal Partners Fund Inc.                                         0.36% <F2>                    84.4
Municipal Partners Fund II Inc.                                      0.36% <F2>                    85.7
Salomon Brothers National Intermediate Municipal Fund                0.50% <F4>                    13.8

----------
[FN]
<F1> Fee is  paid by the  Fund  and  includes  compensation  for  administrative services.
<F2> Fee is paid by Advantage  (and will be paid by Value  Advisors)  out of its management fee and includes compensation for administrative services.
<F3> SBAM has  voluntarily  agreed to limit the total  expenses  (including  its advisory fees) of the Fund (exclusive of taxes, interest and extraordinary expenses, such as litigation and indemnification expenses), on an annualized basis, to 0.75% of the Fund's average daily net assets.
<F4> For the year ended  December  31,  1996,  SBAM waived its  advisory fee and voluntarily bore certain expenses.



     OpCap Advisors serves as an investment adviser to each OpCap Fund.


                                   INVESTMENT ADVISORY FEE (AS A           APPROXIMATE NET ASSETS
                                       PERCENTAGE OF AVERAGE                AS OF JULY 31, 1997
NAME OF FUND                             WEEKLY NET ASSETS)                     (IN MILLIONS)
------------                            -------------------                     -------------
Municipal Advantage Fund Inc.               0.36% <F1>                              $161.5
The Czech Republic Fund, Inc.               0.50% <F2>                                90.1

----------
[FN]
<F1> Fee is paid by Advantage  (and will be paid by Value  Advisors)  out of its management fee and includes compensation for administrative services.
<F2> Fee is paid by Advantage  (and will be paid by Value  Advisors)  out of its management fee.

2. INFORMATION PERTAINING TO THE MEETING:

     The following table sets forth the issued and outstanding shares of each Fund as of the Record Date.

                                                        NUMBER OF SHARES                NUMBER OF SHARES
                                                         OF COMMON STOCK               OF PREFERRED STOCK
NAME OF FUND                                          ISSUED AND OUTSTANDING        ISSUED AND OUTSTANDING
------------                                          ----------------------        ----------------------
The Emerging Markets Income Fund Inc                        3,512,134                          --
The Emerging Markets Income Fund II Inc                    21,946,825                          --
The Emerging Markets Floating Rate Fund Inc.                4,172,759                          --
Global Partners Income Fund Inc.                           14,507,134                          --
Municipal Advantage Fund Inc.                               7,257,093                         1,100
Municipal Partners Fund Inc.                                5,757,094                          800
Municipal Partners Fund II Inc.                             6,007,094                          900
The Czech Republic Fund, Inc.                               5,878,047                          --


3. INFORMATION PERTAINING TO THE EXISTING ADVANTAGE AGREEMENTS, THE EXISTING SBAM AGREEMENTS AND THE EXISTING OPCAP AGREEMENTS:

     The following table provides information regarding the date of each Existing Advantage Agreement, Existing SBAM Agreement and Existing OpCap Agreement, the date on which the respective Boards and stockholders of each Fund last approved such agreements, and the fees paid to Advantage, SBAM and/or OpCap Advisors, as applicable, pursuant to such agreements for each Fund's most recently completed fiscal year.*


                                                                                                   FEES PAID
                                  AGREEMENT           DATE OF    DATE OF LAST     FEES PAID      BY ADVANTAGE
NAME OF FUND                     DESCRIPTION        LAST BOARD    SHAREHOLDER    BY FUND TO       TO SBAM OR
(AND FISCAL YEAR-END)            (AND DATE)          APPROVAL      APPROVAL       ADVANTAGE     OPCAP ADVISORS
---------------------            ----------          --------      --------      ----------     --------------
The Emerging Markets        Existing Advantage        2/24/97      12/8/93         $273,497           --
Income Fund Inc (8/31)      Agreement (10/22/92)

The Emerging Markets        Existing Advantage        2/24/97      6/16/93       $4,048,105           --
Income Fund II Inc (5/31)   Agreement (6/18/93)

                            Existing SBAM             2/24/97      6/16/93            --         $2,361,395<F1>
                            Agreement (6/18/93)

The Emerging Markets        Existing Advantage        2/24/97      3/15/94         $692,817           --
Floating Rate Fund Inc.     Agreement (3/17/94)
(2/28)
                            Existing SBAM             2/24/97      3/15/94            --         $  409,392<F1>
                            Agreement (3/17/94)

                                                                                                     FEES PAID
                                 AGREEMENT            DATE OF    DATE OF LAST      FEES PAID       BY ADVANTAGE
NAME OF FUND                    DESCRIPTION         LAST BOARD    SHAREHOLDER     BY FUND TO        TO SBAM OR
(AND FISCAL YEAR-END)           (AND DATE)           APPROVAL      APPROVAL        ADVANTAGE      OPCAP ADVISORS
---------------------           ----------           --------      --------        ---------      --------------
Global Partners Income      Existing Advantage        2/24/97      10/20/93       $2,009,026            --
Fund Inc. (8/31)            Agreement (10/21/93)

                            Existing SBAM             2/24/97      10/20/93           --           $1,315,868<F1>
                            Agreement (10/21/93)

Municipal Advantage         Existing Advantage        2/21/97       4/21/93       $  929,882            --
Fund Inc. (10/31)           Agreement (4/22/93)

                            Existing OpCap            2/21/97       4/21/93           --           $  557,929<F1>
                            Agreement (4/22/93)

Municipal Partners          Existing Advantage        7/21/97       1/21/93       $  715,126            --
Fund Inc. (12/31)           Agreement (1/21/93)

                            Existing SBAM             7/21/97       1/21/93           --           $  429,076<F1>
                            Agreement (1/21/93)

Municipal Partners          Existing Advantage        7/21/97       7/21/93       $  750,006            --
Fund II Inc. (6/30)         Agreement (7/23/93)

                            Existing SBAM             7/21/97       7/21/93           --            $ 450,004<F1>
                            Agreement (7/23/93)

The Czech Republic          Existing Advantage        9/13/96       9/20/94       $  755,154<F3>        --
Fund, Inc. (8/31)           Agreement (9/23/94)

                            Existing OpCap            9/13/96      11/15/96<F2>        --            $ 302,063<F3>
                            Agreement (11/15/96)

----------
[FN]
* Information provided in the table with respect to The Emerging Markets Income Fund Inc, Global Partners Income Fund Inc. and The Czech Republic Fund, Inc. is for each such Fund's fiscal year ended August 31, 1996. For the six-month period ended February 28, 1997, (i) The Emerging Markets Income Fund Inc paid $170,700 in fees to Advantage, (ii) Global Partners Income Fund Inc. paid $1,188,311 in fees to Advantage and Advantage paid $702,184 in fees to SBAM and (iii) The Czech Republic Fund, Inc. paid $470,131 in fees to Advantage and Advantage paid $253,380 in fees to OpCap Advisors.
<F1> Includes payment for administrative services.
<F2> Pursuant to an advisory  agreement among Advantage,  BAI Fondsberatung GmbH
     ("BAI") and the Fund, BAI served as regional adviser to the Fund, providing advice and recommendations to OpCap Advisors regarding the purchase, sale or holding of particular Czech and other Central European securities, as well as research and statistical data, commencing with the Fund's inception. BAI resigned as regional adviser effective as of November 15, 1996. OpCap Advisors and Advantage currently are responsible for providing to the Fund the services previously provided by BAI. The Existing OpCap Agreement was last approved by the stockholders at a meeting held on November 15, 1996 in connection with approval of changes relating to the assumption by OpCap Advisors of the advisory services previously provided to the Fund by BAI and a related increase in the advisory fee remitted by Advantage to OpCap Advisors from 0.40% to 0.50% of the Fund's average weekly net assets.
<F3> Had the changes  described in footnote 2 been  effective  during the fiscal year ended August 31, 1996 and the six month period ended February 28, 1997, respectively, OpCap Advisors would have been entitled to receive from Advantage an additional $75,516 and $19,543 in fees and Advantage would have retained an additional $75,515 and $19,543 in fees for such fiscal year and six-month period, respectively.

4.   INFORMATION PERTAINING TO EACH FUND'S DIRECTORS AND OFFICERS:

     The following table provides information regarding the directors and officers of The Emerging Markets Income Fund Inc who currently are also directors, officers or employees of Advantage.


NAME                                POSITION WITH THE FUND                      POSITION WITH ADVANTAGE
----                                ----------------------                      -----------------------
Alan H. Rappaport              President and Member of the Board            President and Member of the Board


     The following table provides information regarding the directors and officers of Municipal Advantage Fund Inc. and/or The Czech Republic Fund, Inc. who currently are also directors, officers or employees of Advantage or OpCap Advisors.


                          POSITION WITH MUNICIPAL         POSITION WITH THE CZECH         POSITION WITH ADVANTAGE
NAME                        ADVANTAGE FUND INC.             REPUBLIC FUND, INC.              OR OPCAP ADVISORS
----                      -----------------------         -----------------------         -----------------------
Alan H. Rappaport                   --                     Chairman of the Board          President and Member
                                                                                          of the Board, Advantage

Mark C. Biderman           President and Member of                 --                     Executive Vice
                           the Board                                                      President, Advantage


Robert I. Kleinberg        Secretary and                  President, Secretary and        Secretary and Member
                           Member of the Board            Member of the Board             of the Board, Advantage

Robert A. Blum             Assistant Secretary            Assistant Secretary             Assistant Secretary,
                                                                                          Advantage

In addition to the foregoing directors and officers, Dennis E. Feeney, the Treasurer of The Czech Republic Fund, Inc., is Executive Vice President and Chief Financial Officer of OpCo.

     The following table provides information regarding the directors and officers of The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc. and/or Global Partners Income Fund Inc. who currently are also directors, officers or employees of Advantage or SBAM.

                       POSITION WITH THE EMERGING
                       MARKETS INCOME FUND II INC/
                          THE EMERGING MARKETS             POSITION WITH GLOBAL             POSITION WITH
NAME                     FLOATING RATE FUND INC.         PARTNERS INCOME FUND INC          ADVANTAGE OR SBAM
----                   ---------------------------       ------------------------          -----------------

Alan H. Rappaport        Chairman of the Board            President and Member          President and Member of
                                                          of the Board                  the Board, Advantage

Michael S. Hyland        President and Member             Chairman of the Board         President, Managing
                         of the Board                                                   Director and Member
                                                                                        of the Board, SBAM

Peter J. Wilby           Executive Vice President         Executive Vice President      Managing Director, SBAM

Thomas K. Flanagan       Executive Vice President         Executive Vice President      Director, SBAM

Beth A. Semmel                     --                     Executive Vice President      Director, SBAM

Lawrence H. Kaplan       Executive Vice President         Executive Vice President      Vice President and Chief
                         and General Counsel              and General Counsel           Counsel, SBAM

Alan M. Mandel           Treasurer                        Treasurer                     Vice President, SBAM

Laurie A. Pitti          Assistant Treasurer              Assistant Treasurer           Vice President and
                                                                                        Investment Accounting
                                                                                        Manager, SBAM

Amy W. Yeung             Assistant Treasurer<F1>                   --                   Investment Accounting
                                                                                        Manager, SBAM

Noel B. Daugherty        Secretary                        Secretary                     Employee, SBAM

Jennifer G. Muzzey       Assistant Secretary              Assistant Secretary           Employee, SBAM

----------
[FN]
<F1> Ms. Yeung holds no office with The Emerging Markets Floating Rate Fund Inc.

     The following table provides information regarding the directors and officers of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. who currently are also directors, officers or employees of Advantage or SBAM.

                              POSITION WITH MUNICIPAL       POSITION WITH MUNICIPAL        POSITION WITH
NAME                            PARTNERS FUND INC.           PARTNERS FUND II INC.       ADVANTAGE OR SBAM
----                          -----------------------       -----------------------      ------------------
Mark C. Biderman              Chairman of the Board          Chairman of the Board       Executive
                                                                                         Vice President, Advantage

Michael S. Hyland             President and Member           President and               President, Managing
                              of the Board                   Member of the Board         Director and Member
                                                                                         of the Board, SBAM

Marybeth Whyte                Executive Vice President       Executive Vice President    Director, SBAM

Lawrence H. Kaplan            Executive Vice President       Executive Vice President    Vice President and
                              and General Counsel            and General Counsel         Chief Counsel, SBAM

Alan M. Mandel                Treasurer                      Treasurer                   Vice President, SBAM

Laurie A. Pitti               Assistant Treasurer            Assistant Treasurer         Vice President and
                                                                                         Investment Accounting
                                                                                         Manager, SBAM

Noel B. Daugherty             Secretary                      Secretary                   Employee, SBAM

Jennifer G. Muzzey            Assistant Secretary            Assistant Secretary         Employee, SBAM

Robert I. Kleinberg           Assistant Secretary            Assistant Secretary         Secretary and Member
                                                                                         of the Board, Advantage

     In connection with the consummation of the Acquisition, each of Messrs. Rappaport, Biderman and Kleinberg will resign as a director and/or officer of each Fund for which he currently serves in such capacity, Mr. Blum will resign as an officer of Municipal Advantage Fund Inc. and The Czech Republic Fund, Inc. and Dennis E. Feeney will resign as Treasurer of The Czech Republic Fund, Inc. It is a condition to such consummation that each Fund's Board of Directors will have elected one person designated by the PIMCO Parties to join each such Board. In addition, it is a condition to such consummation that the Board of Directors of each SBAM Fund and The Emerging Markets Income Fund Inc will have elected those persons designated by the PIMCO Parties to hold such titles with each such Fund as are currently held by the foregoing officers who are resigning and also will have appointed one additional designee of the PIMCO Parties to the office of Vice President of each such Fund. Moreover, it is a condition to such consummation that the Board of Directors of Municipal Advantage Fund Inc. and The Czech Republic Fund, Inc. will have elected additional persons designated by the PIMCO Parties to hold such offices as may be determined by the PIMCO Parties.

     The PIMCO Parties expect to designate Stephen J. Treadway for election by the Board of Directors of each Fund to join such Boards and to assume those offices currently held by Messrs. Rappaport, Biderman and Kleinberg. Mr. Treadway has served since May 1996 as an Executive Vice President of PIMCO Advisors and as Director, Chairman and President of PIMCO Funds Distribution Company. Prior to May 1996, Mr. Treadway was employed by Smith Barney Inc. for more than 18 years, serving in various senior officer positions.

     Each SBAM Fund's directors and executive officers own, individually and in the aggregate, directly or indirectly, less than 1% of the outstanding shares of Salomon Inc, the indirect parent of SBAM.

5.   INFORMATION PERTAINING TO CERTAIN STOCKHOLDERS:

     The following table provides information regarding the number and percentage of outstanding shares of common stock of each of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of July 31, 1997.


                              MUNICIPAL PARTNERS             MUNICIPAL PARTNERS
NAME                               FUND INC.                    FUND II INC.
----                          ------------------             ------------------
Charles F. Barber                   1,000                          1,000
Mark C. Biderman                     -0-                            -0-
Michael S. Hyland                   1,000                          1,000
Riordan Roett                        -0-                            -0-
Robert L. Rosen                      -0-                            -0-
Marybeth Whyte                       -0-                            -0-
Lawrence H. Kaplan                   -0-                            -0-
Alan M. Mandel                       -0-                            -0-
Noel B. Daugherty                    -0-                            -0-

All Directors and                    2,000                          2,000
Executive Officers
(as a group)



     The following table provides information regarding the number and percentage of outstanding shares of common stock of each of The Emerging Markets Income Fund Inc, The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc. and Global Partners Income Fund Inc. owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of July 31, 1997.

                                 THE EMERGING            THE EMERGING           THE EMERGING      GLOBAL PARTNERS
                                MARKETS INCOME          MARKETS INCOME        MARKETS FLOATING        INCOME
NAME                               FUND INC               FUND II INC          RATE FUND INC.        FUND INC.
----                            --------------          --------------        ----------------    ---------------
Charles F. Barber                    2,367                   4,088                    500              1,000
Leslie H. Gelb                         -0-                     -0-                    -0-                -0-
Michael S. Hyland                    1,200                   1,500                  1,000              1,000
Alan H. Rappaport                    1,517<F1>               1,000                  1,000              1,000
Riordan Roett                          -0-                     -0-                    -0-                -0-
Jeswald W. Salacuse                    200                     200                    200                200
Peter J. Wilby                         -0-                     500                    -0-                500
Beth A. Semmel                         --                      --                     --                 -0-
Thomas K. Flanagan                     302<F2>                 591                    -0-                -0-
Lawrence H. Kaplan                     -0-                     -0-                    -0-                -0-

                                 THE EMERGING            THE EMERGING           THE EMERGING      GLOBAL PARTNERS
                                MARKETS INCOME          MARKETS INCOME        MARKETS FLOATING        INCOME
NAME                               FUND INC               FUND II INC          RATE FUND INC.        FUND INC.
----                            --------------          --------------        ----------------    ---------------
Alan M. Mandel                         -0-                     -0-                    -0-                -0-
Noel B. Daugherty                      -0-                     -0-                    -0-                -0-

All Directors and                    5,586                   7,879                  2,700              3,700
Executive Officers
(as a group)

----------
[FN]
<F1> 508 of such  shares  are  owned  by Mr.  Rappaport's  wife.  Mr.  Rappaport disclaims beneficial ownership of such shares for purposes of the Securities Exchange Act of 1934, as amended (the "1934 Act").
<F2> Shares are owned by Mr. Flanagan's wife. Mr. Flanagan disclaims  beneficial ownership of such shares for purposes of the 1934 Act.


     The following table provides information regarding the number and percentage of outstanding shares of common stock of each of Municipal Advantage Fund Inc. and The Czech Republic Fund, Inc. owned beneficially by each director and executive officer of such Funds, and all directors and executive officers of each such Fund as a group, in each case as of July 31, 1997.


                                    MUNICIPAL
                                    ADVANTAGE
 NAME                               FUND INC.
 ----                               ---------
Mark C. Biderman                      6,002
Raymond D. Horton                       -0-
Robert I. Kleinberg                     -0-
Robert L. Rosen                         -0-
Jeswald W. Salacuse                     222



 All Directors and                    6,224
 Executive Officers
 (as a group)

                                    THE CZECH
                                     REPUBLIC
    NAME                            FUND, INC.
    ----                            ----------
Paul Belica                             500
Leslie H. Gelb                          100
Robert I. Kleinberg                   1,402
Wendy W. Luers                          500
Alan H. Rappaport                     1,370
Luis Rubio                            1,000
Dennis E. Feeney                        -0-

All Directors and                     4,872
Executive Officers
(as a group)

     For each of the Funds, the holdings of no director or executive officer, nor the directors and executive officers of such Fund as a group, represented more than 1% of the outstanding shares of such Fund's common stock as of July 31, 1997. Except as otherwise noted above, each director and executive officer has sole voting and investment power with respect to the listed shares. No director or executive officer held any shares of preferred stock of any Fund as of July 31, 1997.


6. INFORMATION PERTAINING TO CERTAIN ARRANGEMENTS:

     OpCo serves as a broker-dealer participating in periodic auctions of preferred stock by Municipal Advantage Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. During the most recently completed fiscal years of such Funds, the aggregate amount of fees received by OpCo for such services was $139,779, $111,473 and $122,574, respectively. It is expected that such services will continue to be provided by OpCo following consummation of the Acquisition.

7.   OTHER INFORMATION:

     Any proposals which stockholders of a Fund plan to submit at the next annual meeting of such Fund, to be held in 1997 or 1998, must be or have been received by SBAM or OpCap Advisors and Value Advisors on the date set forth in the following table if the proposals are to be included in the notice of meeting and the proxy statement relating to such annual meetings.

NAME OF FUND                                             DATE
------------                                             ----
The Emerging Markets Income Fund Inc                     June 20, 1997
The Emerging Markets Income Fund II Inc                  May 7, 1998
The Emerging Markets Floating Rate Fund Inc.             <F1>
Global Partners Income Fund Inc.                         June 20, 1997
Municipal Advantage Fund Inc.                            September 12, 1997
Municipal Partners Fund Inc.                             <F1>
Municipal Partners Fund II Inc.                          May 7, 1998
The Czech Republic Fund, Inc.                            June 9, 1997

----------
[FN]
<F1> Any proposals which stockholders of The Emerging Markets Floating Rate Fund
     Inc. or Municipal Partners Fund Inc. plan to submit at the next annual meeting of either such Fund, to be held in 1998, must be received a reasonable time before such Fund's solicitation of proxies for that meeting.


     B. Specific Fund Information. The following information relates specifically to The Emerging Markets Income Fund II Inc, The Emerging Markets Floating Rate Fund Inc., Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. and is provided in connection with the proposals in the proxy statement relating to such Funds.



THE EMERGING MARKETS INCOME FUND II INC AND THE EMERGING MARKETS FLOATING RATE FUND INC.


1.   INFORMATION PERTAINING TO THE ELECTION OF DIRECTORS:

     In accordance with each such Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III.

     The Emerging Markets Income Fund II Inc

     At the Meeting of The Emerging Markets Income Fund II Inc, stockholders will be asked to elect two Class III Directors to hold office until the year 2000 Annual Meeting of Stockholders, or thereafter when their respective successors are elected and qualified. The terms of office of the Class I and Class II Directors expire at the Annual Meetings of Stockholders in 1998 and 1999, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The following table provides information concerning each Nominee for election as a director.

                                                                             DIRECTOR
NOMINEES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS                 SINCE                  AGE
-------------------------------------------------------------                --------                ---
NOMINEES TO SERVE UNTIL 2000 ANNUAL MEETING OF STOCKHOLDERS
CLASS III DIRECTORS
     Alan H. Rappaport*, Chairman; Executive Vice President,                   1993                   44
         Oppenheimer & Co., Inc.; President and Member of
         the Board, Advantage Advisers, Inc.

     Charles F. Barber, Member of Audit Committee;                             1993                   80
         Consultant; formerly Chairman of the Board,
         ASARCO Incorporated.


     The following table provides information concerning the remaining directors of the Fund.

                                                                             DIRECTOR
DIRECTORS AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS                SINCE                  AGE
--------------------------------------------------------------               --------                ---
DIRECTORS SERVING UNTIL 1998 ANNUAL MEETING OF STOCKHOLDERS
CLASS I DIRECTORS
     Dr. Riordan Roett, Member of Audit Committee;                             1995<F1>               58
         Professor and Director, Latin American Studies Program,
         Paul H. Nitze School of Advanced International
         Studies, Johns Hopkins University.

     Leslie H. Gelb, Member of the Audit Committee;                            1994                   60
         President, The Council on Foreign Relations;
         formerly, Columnist, Deputy Editorial Page
         Editor and Editor, Op-Ed Page, The New York Times.

DIRECTORS SERVING UNTIL 1999 ANNUAL MEETING OF STOCKHOLDERS
CLASS II DIRECTORS
         Jeswald W. Salacuse, Member of Audit Committee;                       1993                   59
         Henry J. Braker Professor of Commercial Law and
         formerly Dean, The Fletcher School of Law &
         Diplomacy, Tufts University.

     Michael S. Hyland*, President; President and                              1993                   51
         Managing Director, Salomon Brothers Asset
         Management Inc and Managing Director,
         Salomon Brothers Inc.

----------
[FN]
* "Interested person," as defined in the 1940 Act. Messrs. Rappaport and Hyland are employees of Advantage and SBAM, respectively.
<F1> Dr.  Roett also served as a director of the Fund from May 1993 through June
     1994.

     The Emerging Markets Floating Rate Fund Inc.

     At the Meeting of The Emerging Markets Floating Rate Fund Inc., stockholders will be asked to elect two Class II Directors to hold office until the year 2000 Annual Meeting of Stockholders, or thereafter when their respective successors are elected and qualified. The terms of office of the Class III and Class I Directors expire at the Annual Meetings of Stockholders in 1998 and 1999, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The following table provides information concerning each Nominee for election as a director.


                                                                            DIRECTOR
NOMINEES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS                 SINCE                  AGE
-------------------------------------------------------------               --------                 ---
NOMINEES SERVING UNTIL 2000 ANNUAL MEETING OF STOCKHOLDERS
CLASS II DIRECTORS
     Leslie H. Gelb, Member of the Audit Committee;                            1994                   60
         President, The Council on Foreign Relations;
         formerly, Columnist, Deputy Editorial Page Editor
         and Editor, Op-Ed Page, The New York Times.

     Michael S. Hyland*, President; President and                              1994                   51
         Managing Director, Salomon Brothers Asset
         Management Inc and Managing Director,
         Salomon Brothers Inc.

     The following table provides information concerning the remaining directors of the Fund.

                                                                             DIRECTOR
DIRECTORS AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS                 SINCE                 AGE
--------------------------------------------------------------               --------                ---
DIRECTORS SERVING UNTIL 1998 ANNUAL MEETING OF STOCKHOLDERS
CLASS III DIRECTORS
     Alan H. Rappaport*, Chairman; Executive                                   1994                   44
         Vice President, Oppenheimer & Co., Inc.;
         President and Member of the Board,
         Advantage Advisers, Inc.

     Charles F. Barber, Member of Audit  Committee;                            1994                   80
         Consultant; formerly Chairman
         of the Board, ASARCO Incorporated.

DIRECTORS SERVING UNTIL 1999 ANNUAL MEETING OF STOCKHOLDERS
CLASS I DIRECTORS
     Jeswald W. Salacuse, Member of Audit Committee;                           1994                   59
         Henry J. Braker Professor of Commercial Law
         and formerly Dean, The Fletcher School of Law
         & Diplomacy, Tufts University.

     Dr. Riodan Roett, Member of Audit Commitee; Professor and Director,       1995<F1>               58
         Latin American Studies Program, Paul H. Nitze School of
         advanced International Studies, John Hopkins University

----------
[FN]
* "Interested person," as defined in the 1940 Act. Messrs. Rappaport and Hyland are employees of Advantage and SBAM, respectively.
<F1> Dr. Roett also served as a director of the Fund from  February 1994 through
     June 1994.

     The Emerging Markets Income Fund II Inc and The Emerging Markets Floating Rate Fund Inc.

     In addition to serving as a director of The Emerging Markets Income Fund II Inc and The Emerging Markets Floating Rate Fund Inc., each of the directors also serves as a director for certain other registered investment companies, as described below. Messrs. Hyland and Barber each serve as a director for four other investment companies co-advised by Advantage and SBAM and eight additional investment companies advised by SBAM. Mr. Barber also serves as a director for two additional investment companies advised by Advantage. Messrs. Rappaport, Gelb and Salacuse each serve as a director for two other investment companies advised by both Advantage and SBAM. Mr. Rappaport also serves as a director for four other investment companies advised by Advantage. Messrs. Salacuse and Gelb also serve as directors for three other investment companies advised by Advantage. Mr. Salacuse also serves as a director for three other investment companies advised by SBAM. Dr. Roett serves as a director for four other investment companies advised by both Advantage and SBAM and as a director for three other investment companies advised by SBAM.

     Each Fund's executive officers are elected each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. In addition to Messrs. Rappaport and Hyland, the present executive officers of each Fund are:


                                                                                                  OFFICER
NAME                            OFFICE                                   AGE                       SINCE
----                            ------                                   ---                      -------
Peter J. Wilby                  Executive Vice President                  38                        1994
Thomas K. Flanagan              Executive Vice President                  43                        1994
Lawrence H. Kaplan              Executive Vice President
                                and General Counsel                       40                        1995
Alan M. Mandel                  Treasurer                                 39                        1995
Noel B. Daugherty               Secretary                                 32                        1997

     Mr. Wilby has also been a Managing Director of SBAM and Salomon Brothers Inc ("SBI") since January 1996. Prior to January 1996, he was a Director of SBAM and SBI. Mr. Flanagan has also been a Director of SBAM and SBI since July 1991. Mr. Kaplan has also been a Vice President and Chief Counsel of SBAM and a Vice President of SBI since May 1995. Prior to May 1995, he was Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc. and a Senior Vice President of Kidder, Peabody & Co. Incorporated. Mr. Mandel has also been a Vice President of SBAM and SBI since January 1, 1995. From October 1991 through December 1994, he was Chief Financial Officer of Hyperion Capital Management Inc., and prior to October 1991, he was Vice President of Mitchell Hutchins Asset Management, Inc. Mr. Daugherty has also been an employee of SBAM since November 1996. From August 1993 to October 1996, he was an employee of Chancellor LGT Asset Management and an employee of The Dreyfus Corporation prior to August 1993.

     Each Fund's Audit Committee is composed of Messrs. Barber, Gelb, Roett and Salacuse. The principal functions of the Audit Committee for each Fund are: (i) to recommend to the Board the appointment of the Fund's independent accountants;
(ii) to review with the independent accountants the scope and anticipated costs of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Audit Committees of The Emerging Markets Income Fund II Inc and The Emerging Markets Floating Rate Fund Inc. each met one time during the fiscal years ended May 31, 1997 and February 28, 1997, respectively. Neither Fund has a nominating or compensation committee.

     During the fiscal year ended May 31, 1997, the Board of Directors of The Emerging Markets Income Fund II Inc met ten times. During the fiscal year ended February 28, 1997, the Board of Directors of The Emerging Markets Floating Rate Fund Inc. met eight times. Each director of each Fund attended in the aggregate at least 75% of the meetings of the Board and the Committee of the Board on which he served.

     Under the federal securities laws, each Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid by the Fund to each director and each of the three highest-paid executive officers, as well as compensation paid to such individuals by the various other investment companies advised by Advantage and/or SBAM. The following tables provide information concerning the compensation paid during each Fund's most recently completed fiscal year to each director and Nominee of the Fund. Each of the directors listed below is a member of the Audit Committee of each Fund and audit and other committees of certain other investment companies advised by Advantage and/or SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Neither Fund (i) paid compensation during its most recently completed fiscal year to any of its non-director executive officers or (ii) provided any pension or retirement benefits to directors or executive officers. In addition, no remuneration was paid during such fiscal years by either Fund or any other investment company advised by Advantage and/or SBAM to Messrs. Rappaport or Hyland who, as employees of Advantage and SBAM, respectively, are "interested persons," as defined in the 1940 Act.



     The Emerging Markets Income Fund II Inc


                                      TOTAL COMPENSATION
                        AGGREGATE      FROM OTHER FUNDS     TOTAL COMPENSATION  TOTAL COMPENSATION
                      COMPENSATION       CO-ADVISED BY       FROM OTHER FUNDS    FROM OTHER FUNDS      TOTAL
NAME OF DIRECTOR        FROM FUND     ADVANTAGE AND SBAM   ADVISED BY ADVANTAGE   ADVISED BY SBAM   COMPENSATION
----------------        ---------     ------------------   -------------------- ------------------  ------------
                                       Directorships (A)     Directorships(A)     Directorships(A)  Directorships(A)
Charles F. Barber          $9,900        $45,000(5)            $ 6,600(2)           $67,050(8)       $128,550(16)
Leslie H. Gelb             $9,900        $28,000(3)            $ 9,300(3)           $     0          $ 47,200(7)
Jeswald W. Salacuse        $9,200        $25,900(3)            $11,000(3)           $26,300(3)       $ 72,400(10)
Riordan Roett              $9,900        $28,100(5)            $     0              $26,300(3)       $ 64,300(9)

----------
[FN]
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.

     The Emerging Markets Floating Rate Fund Inc.

                                      TOTAL COMPENSATION
                        AGGREGATE      FROM OTHER FUNDS     TOTAL COMPENSATION  TOTAL COMPENSATION
                      COMPENSATION       CO-ADVISED BY       FROM OTHER FUNDS    FROM OTHER FUNDS      TOTAL
NAME OF DIRECTOR        FROM FUND     ADVANTAGE AND SBAM   ADVISED BY ADVANTAGE   ADVISED BY SBAM   COMPENSATION
----------------        ---------     ------------------   -------------------- ------------------  ------------
                                       Directorships(A)      Directorships(A)     Directorships(A)  Directorships(A)
Charles F. Barber          $8,000        $43,600(5)            $17,600(2)           $70,300(8)       $139,500(16)
Leslie H. Gelb             $8,000        $26,600(3)            $23,900(3)           $     0          $ 58,500(7)
Jeswald W. Salacuse        $8,000        $26,600(3)            $23,900(3)           $26,300(3)       $ 84,800(10)
Riordan Roett              $8,000        $26,600(5)            $     0              $26,300(3)       $ 60,900(9)

----------

(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.



2.   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE:

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 30(f) of the 1940 Act in combination require each Fund's directors and officers, persons who own more than ten percent of the Fund's common stock, Advantage and SBAM and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. Each Fund believes that all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year, except that Lawrence H. Kaplan, Jennifer G. Muzzey, Alan M. Mandel, Thomas K. Flanagan, Rodney B. Berens and Vilas V. Gadkari have inadvertently failed to timely file their Initial Reports on Form 3 with respect to each Fund and Leslie H. Gelb and Robert I. Kleinberg have inadvertently failed to timely file their Initial Reports on Form 3 with respect to The Emerging Markets Income Fund II Inc.



3. INFORMATION PERTAINING TO THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS:

     The Boards of Directors of The Emerging Markets Income Fund II Inc and The Emerging Markets Floating Rate Fund Inc. have selected Price Waterhouse LLP as independent accountants of the Fund for the fiscal years ending May 31, 1998 and February 28, 1998, respectively. Price Waterhouse LLP also served as independent accountants of each Fund for such Fund's most recently completed fiscal year.

MUNICIPAL PARTNERS FUND INC. AND MUNICIPAL PARTNERS FUND II INC.


1.   INFORMATION PERTAINING TO THE ELECTION OF DIRECTORS:

     In accordance with each Fund's Charter, the Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting of Municipal Partners Fund Inc., stockholders will be asked to elect two Class I Directors for such Fund, to hold office until the year 2000 Annual Meeting of Stockholders, or thereafter when their respective successors are elected and qualified. The terms of the office of the Class III and Class II Directors of Municipal Partners Fund Inc. expire at the Annual Meeting of Stockholders in 1998 and 1999, respectively, or thereafter in each case when their respective successors are elected and qualified. At the Meeting of Municipal Partners Fund II Inc., stockholders will be asked to elect two Class III Directors for such Fund, to hold office until the year 2000 Annual Meeting of Stockholders, or thereafter when their respective successors are elected or qualified. The terms of office of the Class I and Class II Directors of Municipal Partners Fund II Inc. expire at the Annual Meeting of Stockholders in 1998 and 1999, respectively, or thereafter in each case when their respective successors are elected and qualified. With respect to each Fund, the effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     In addition, the preferred stockholders of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. will be asked to elect one Class III and one Class I Director, respectively, to fill a vacancy created by the resignation of Mr. Allan C. Hamilton on July 23, 1997. In the case of each Fund, the Nominee to fill such vacancy has, in accordance with such Funds' respective Charters and By-Laws, been appointed a director to serve as such from July 23, 1997 until such proposal is voted on by the preferred stockholders of such Funds. If elected by such stockholders, such Nominee will hold office until the year 1998 Annual Meeting of Stockholders, or thereafter when his successor is elected and qualified.

The following table provides information concerning each Nominee for election as a director.

                                                                             DIRECTOR
NOMINEES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS                 SINCE                   AGE
-------------------------------------------------------------                --------                 ---
NOMINEES TO SERVE UNTIL 2000 ANNUAL MEETING OF STOCKHOLDERS
CLASS I DIRECTORS (MUNICIPAL PARTNERS FUND INC.); CLASS III DIRECTORS
     (MUNICIPAL PARTNERS FUND II INC.)
     Mark C. Biderman*, Chairman; Managing Director,                           1994                    51
         Oppenheimer & Co., Inc., Executive Vice President,
         Advantage Advisers, Inc.

     Robert L. Rosen, Member of Audit Committee;                               1993                    50
         Chief Executive Officer, RLR Partners L.L.C.
         (general partner of private investment fund);
         Chairman, Damon Corporation (1989-1993).

NOMINEE TO SERVE UNTIL 1998 ANNUAL MEETING OF STOCKHOLDERS
CLASS III DIRECTOR (MUNICIPAL PARTNERS FUND INC.); CLASS I DIRECTOR
     (MUNICIPAL PARTNERS FUND II INC.)
     Dr. Riordan Roett, Member of Audit Committee;                             1997                    58
         Professor and Director, Latin American Studies
         Program, Paul H. Nitze School of Advanced
         International Studies, Johns Hopkins University.

     The following table provides information concerning the remaining directors to the Funds.

                                                                             DIRECTOR
NOMINEES AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS                 SINCE                   AGE
-------------------------------------------------------------                --------                 ---
DIRECTORS SERVING UNTIL 1999 ANNUAL MEETING OF STOCKHOLDERS
CLASS II DIRECTORS (MUNICIPAL PARTNERS FUND INC. AND
      MUNICIPAL PARTNERS FUND II INC.)
     Charles F. Barber, Member of Audit Committee;                             1993                    80
         Consultant; formerly Chairman of the
         Board, ASARCO Incorporated.

     Michael S. Hyland*, President; President and                              1993                    51
         Managing Director, Salomon Brothers Asset
         Management Inc and Managing Director,
         Salomon Brothers Inc.

----------
[FN]
* "Interested person," as defined in the 1940 Act. Messrs. Biderman and Hyland are employees of Advantage and SBAM, respectively.



     In addition to serving as a director of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc., each of the directors serves as a director for certain other registered investment companies, as described below. Messrs. Hyland and Barber each serve as a director for four other investment companies co-advised by Advantage and SBAM and eight additional investment companies advised by SBAM. Mr. Barber also serves as a director for two additional investment companies advised by Advantage. Messrs. Rosen and Biderman each serve as a director for one additional investment company advised by Advantage. Mr. Rosen also serves as a director of Samsonite Corporation, AFP Imaging Corp. and Culligan Water Technologies, Inc. Dr. Roett serves as a director for four other investment companies advised by both Advantage and SBAM and as a director for three other investment companies advised by SBAM.

     Each Fund's executive officers are elected each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. In addition to Messrs. Biderman and Hyland, the present executive officers of each Fund are:

                                                                                                   OFFICER
NAME                              OFFICE                                   AGE                      SINCE
----                              ------                                   ---                     -------
Marybeth Whyte                    Executive Vice President                 40                       1994
Lawrence H. Kaplan                Executive Vice President                 40                       1995
                                  and General Counsel
Alan M. Mandel                    Treasurer                                39                       1995
Noel B. Daugherty                 Secretary                                32                       1997

     Ms. Whyte has also been a Director of SBAM and Salomon Brothers Inc ("SBI") since January 1995. Prior to January 1995, she was a Vice President of SBAM and SBI. Prior to July 1994, Ms. Whyte was a Senior Vice President and head of the Municipal Bond area at Fiduciary Trust Company International. Mr. Kaplan has also been a Vice President and Chief Counsel of SBAM and a Vice President of SBI since May 1995. Prior to May 1995, he was Senior Vice President, Director and General Counsel of Kidder Peabody Asset Management, Inc. and a Senior Vice President of Kidder, Peabody & Co. Incorporated. Mr. Mandel has also been a Vice President of SBAM and SBI since January 1, 1995. From October 1991 through December 1994, he was Chief Financial Officer of Hyperion Capital Management Inc., and prior to October 1991, he was Vice President of Mitchell Hutchins Asset Management, Inc. Mr. Daugherty has also been an employee of SBAM since November 1996. From August 1993 to October 1996, he was an employee of Chancellor LGT Asset Management and an employee of The Dreyfus Corporation prior to August 1993.

     Each Fund's Audit Committee is composed of Messrs. Barber, Rosen and Roett. The principal functions of the Audit Committee for each Fund are: (i) to recommend to the Board the appointment of the Fund's independent accountants;
(ii) to review with the independent accountants the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. The Audit Committees of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. each met one time during the fiscal years ended December 31, 1996 and June 30, 1997, respectively. Neither Fund has a nominating or compensation committee.

     During the fiscal year ended December 31, 1996, the Board of Directors of Municipal Partners Fund Inc. met six times. During the fiscal year ended June 30, 1997, the Board of Directors of Municipal Partners Fund II Inc. met seven times. Each director of each Fund attended in the aggregate at least 75% of the meetings of the Board and the Committee of the Board on which he served.

     Under the federal securities laws, each Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid by the Fund to each director and each of the three highest-paid executive officers, as well as compensation paid to such individuals by the various other investment companies advised by Advantage and/or SBAM. The following tables provide information concerning the approximate compensation paid during each Fund's most recently completed fiscal year to each director and Nominee of the Fund. Each of the directors listed below is a member of the Audit Committee of each Fund and audit and other committees of certain other investment companies advised by Advantage and/or SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. Neither Fund (i) paid compensation during its most recently completed fiscal year to any of its non-executive officers or (ii) provided any pension or retirement benefits to directors or executive officers. In addition, no remuneration was paid during such fiscal years by either Fund or any other investment company advised by Advantage and/or SBAM to Messrs. Biderman or Hyland, who as employees of Advantage and SBAM, respectively, are "interested persons," as defined in the 1940 Act.

     Municipal Partners Fund Inc.

                                     TOTAL COMPENSATION
                        AGGREGATE      FROM OTHER FUNDS     TOTAL COMPENSATION  TOTAL COMPENSATION
                      COMPENSATION       CO-ADVISED BY       FROM OTHER FUNDS    FROM OTHER FUNDS      TOTAL
NAME OF DIRECTOR        FROM FUND     ADVANTAGE AND SBAM   ADVISED BY ADVANTAGE   ADVISED BY SBAM   COMPENSATION
----------------        ---------     ------------------   -------------------- ------------------  ------------
                                       Directorships(A)      Directorships(A)    Directorships(A)  Directorships(A)
Charles F. Barber       $8,500            $40,600(5)            $19,600(2)          $61,633(8)        $130,333(16)
Allan C. Hamilton(B)    $8,500            $ 8,500(1)            $     0             $26,300(3)        $ 43,300(5)
Riordan Roett           $    0            $32,100(5)            $     0             $26,300(3)        $ 58,400(9)
Robert L. Rosen         $6,400            $ 6,400(1)            $ 3,150(1)          $     0           $ 15,950(3)

----------
[FN]
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.
(B)  Mr. Hamilton resigned as a Director of the Fund on July 23, 1997.


     Municipal Partners Fund II Inc.

                                     TOTAL COMPENSATION
                        AGGREGATE      FROM OTHER FUNDS     TOTAL COMPENSATION  TOTAL COMPENSATION
                      COMPENSATION       CO-ADVISED BY       FROM OTHER FUNDS    FROM OTHER FUNDS      TOTAL
NAME OF DIRECTOR        FROM FUND     ADVANTAGE AND SBAM   ADVISED BY ADVANTAGE   ADVISED BY SBAM   COMPENSATION
----------------        ---------     ------------------   -------------------- ------------------  ------------
                                       Directorships(A)      Directorships(A)    Directorships(A)  Directorships(A)
Charles F. Barber       $8,500            $42,100(5)             $6,700(2)          $73,050(8)       $ 130,350(16)
Allan C. Hamilton(B)    $8,500            $ 8,500(1)             $    0             $27,550(3)       $  44,550(5)
Riordan Roett           $    0            $33,800(5)             $    0             $27,550(3)       $  61,350(9)
Robert L. Rosen         $6,400            $ 7,100(1)             $2,100(1)          $     0          $  15,600(3)

----------
[FN]
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.
(B)  Mr. Hamilton resigned as a Director of the Fund on July 23, 1997.



2.   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE:

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Section 30(f) of the 1940 Act in combination require each Fund's directors and officers, persons who own more than ten percent of the Fund's common stock, Advantage and SBAM, and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. Each Fund believes that all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year, except that Riordan Roett, Lawrence H. Kaplan, Jennifer G. Muzzey, Alan M. Mandel, Rodney B. Berens and Vilas V. Gadkari have inadvertantly failed to timely file their Initial Reports on Form 3 with respect to each Fund.



3. INFORMATION PERTAINING TO THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT ACCOUNTANTS:

     The Boards of Directors of Municipal Partners Fund Inc. and Municipal Partners Fund II Inc. have selected Price Waterhouse LLP as independent accountants of the Fund for the fiscal years ending December 31, 1997 and June 30, 1998, respectively. Price Waterhouse LLP also serves as independent accountants of each Fund for such Fund's most recently completed fiscal year.

                      [This page intentionally left blank]

                                                                       EXHIBIT B



                         FORM OF NEW VALUE AGREEMENT 1/



     Agreement dated and effective as of ___________ between ___________2/ a Maryland corporation (herein referred to as the "Fund"), and Value Advisors LLC, a Delaware limited liability company (the "Investment Manager 3/").

     4/ 1. Appointment of Investment Manager. The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, to (i) supervise the Fund's investment program, including advising

----------

[FN]
1/   This form is a composite of the eight New Advantage Agreements.

2/ Each of The Emerging Markets Income Fund Inc ("EMD"), The Emerging Markets Income Fund II Inc ("EDF"), The Emerging Markets Floating Rate Fund Inc. ("EFL"), Global Partners Income Fund Inc. ("GDF"), Municipal Advantage Fund Inc. ("MAF"), Municipal Partners Fund Inc. ("MNP"), Municipal Partners Fund II Inc. ("MPT") or The Czech Republic Fund, Inc. ("CRF"), as applicable.

3/ EMD agreement substitutes "Adviser" for "Investment Manager" throughout such agreement.

4/   EMD agreement substitutes the following for all of paragraph 1:


     "1. Appointment of Adviser. The Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth, (i) to furnish to the Fund's investment manager, Salomon Brothers Asset Management Inc (hereinafter the "Investment Manager") and the Fund such research and assistance as the Investment Manager and the Fund shall from time to time reasonably request;
     (ii) to furnish to the Investment Manager and the Fund international economic information and analysis with particular emphasis on macroeconomic issues within the international economic community, particularly issues relating to emerging market country entities; (iii) to consult with the Investment Manager and the Fund with respect to emerging trends and developments in the international community with particular emphasis on opportunities for emerging market country entities; (iv) to consult with the Investment Manager and the Fund with respect to international political, financial and social developments, particularly those relating to emerging market countries; and (v) to pay the salaries, fees and expenses of such of the Fund's officers, directors or employees as are directors, officers or employees of the Adviser or any of its affiliates."


     CRF agreement substitutes the following for all of paragraph 1:


     "1. Appointment of Investment Manager. The Investment Manager hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment management services for the Fund, and in connection therewith to (i) supervise the Fund's investment program, including advising and consulting with the Fund's Board of Directors regarding the Fund's overall investment strategy; (ii) make, in consultation with the Fund's Board of Directors, investment strategy decisions for the Fund; (iii) manage the investing and reinvesting of the Fund's assets; (iv) place purchase and sale orders on behalf of the Fund;
     (v) advise the Fund with respect to all matters relating to the Fund's use of leveraging techniques; (vi) provide or procure the provision of research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund;
     (vii) monitor the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian; (viii) be responsible for compliance by the Fund with U.S. Federal, State and other applicable laws and regulations, and (ix) pay the salaries, fees and expenses of such of the Fund's directors, officers or employees who are directors, officers or employees of the Investment Manager or any of its affiliates, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof. The Investment Manager may delegate any of the foregoing responsibilities to a third party with the consent of the Fund."

and consulting with the Fund's board of directors and Salomon Brothers Asset Management Inc5/ (the "Investment Adviser") regarding the Fund's overall investment strategy, (ii) advise the Fund and the Investment Adviser with respect to all matters relating to the Fund's use of leveraging techniques, including the extent and timing of the Fund's use of such techniques, (iii) consult with the Investment Adviser on [at least a weekly]6/ basis regarding the Investment Adviser's [specific]7/ decisions concerning the purchase, sale or holding of particular securities, (iv) provide access on a continuous basis to economic, financial and political information, research and assistance, (v)8/ [monitor the performance of the Fund's outside service providers, including the Fund's administrator, transfer agent and custodian]9/ and (vi) [pay the salaries, fees and expenses of such of the Fund's officers, directors or employees as are directors, officers or employees of the Investment Manager or any of its affiliates]10/. In addition, the Investment Manager hereby undertakes and agrees to appoint Salomon Brothers Asset Management Inc as investment adviser to (a) make, in consultation with the Investment Manager and the Fund's Board of Directors, investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets, (c) place purchase and sale orders on behalf of the Fund, (d) provide research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objectives and limitations of the Fund and (e) provide the following services: (i) compliance with [the rules and regulations of the Securities and Exchange Commission]11/, including record keeping, reporting requirements and preparation of registration statements and proxies, (ii) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund, (iii) administrative and clerical services, including accounting services and maintenance of books and records and (iv) services to Fund shareholders, including responding to shareholder inquiries and maintaining a flow of information to shareholders. The Investment Adviser shall have the sole ultimate discretion over investment decisions for the Fund.

----------
[FN]
5/ MAF agreement substitutes "OpCap Advisors" for "Salomon Brothers Asset Management Inc" throughout such agreement.

6/ EDF, EFL, GDF and MPT agreements substitute "a regular" for the bracketed language.

7/   EDF, EFL, GDF and MPT agreements omit the bracketed language.

8/ EDF, EFL and GDF agreements add "consult with the Investment Adviser and the Fund with respect to emerging trends and developments in the international community with particular emphasis on opportunities for emerging market country entities, (vi) consult with the Investment Adviser and the Fund with respect to international political, financial and social developments, particularly those relating to emerging market countries,
     (vii)" where indicated, and MAF agreement adds "be responsible for matters related to the corporate existence of the Fund, (vi)" where indicated.

9/   EDF agreement omits the bracketed language.

10/ MPT agreement substitutes "pay the reasonable salaries and expenses of such of the Fund's officers and employees and any fees and expenses of such of the Fund's directors who are directors, officers or employees of the Investment Manager, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Manager, to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof" for the bracketed language.

11/ EFL and GDF agreements substitute "U.S. federal, state and other applicable laws and regulations" for the bracketed language.

     2. In connection herewith, the Investment Manager agrees to maintain a staff within its organization to furnish the above services to the Fund [and to the Investment Adviser] 12/. The Investment Manager shall bear all expenses arising out of its duties hereunder13/.

     Except as provided in Section 1 [hereof and subparagraph 3(a) of the Advisory Agreement (as defined below)]14/, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational [and offering]15/ expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Manager [and the Investment Adviser]16/); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange;17/ costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians, sub-custodians, [administrators and sub-administrators,]18/ registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the Securities and Exchange Commission; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors19/; travel expenses or an appropriate portion thereof of directors and officers of the Fund [who are directors, officers or employees of the Investment Manager or the Investment Adviser]20/ to the extent that such expenses relate to attendance at


----------
[FN]
12/ CRF agreement omits the bracketed language and MAF agreement adds "and provide the Fund with persons satisfactory to the Fund's Board of Directors to serve as officers and employees of the Fund" where indicated.

13/ MAF agreement adds ", except that the Board of Directors may approve reimbursement for the time spent on Fund operations of personnel who spend substantial time on the operations (other than the provision of investment advice) of the Fund or other investment companies advised by the Investment Manager" where indicated.

14/ EDF, EFL and GDF agreements substitute "hereof and subparagraph 3(a) of the Investment Advisory and Administration Agreement among the Investment Adviser, the Investment Manager and with respect to certain sections, the Fund (the "Advisory and Administration Agreement")" for the bracketed language, and EMD and CRF agreements omit the bracketed language.

15/  EMD agreement omits the bracketed language.

16/  EFL, GDF and CRF agreements omit the bracketed language.

17/  EDF, EFL and GDF agreements add "expenses of leverage;" where indicated.

18/  MAF agreement omits the bracketed language.

19/ CRF agreement adds "or non-interested members of any advisory of investment board, committee or panel of the Fund" where indicated.

20/ CRF agreement substitutes ", or members of any advisory or investment board, committee or panel of the Fund," for the bracketed language.

meetings of the Board of Directors or any committee thereof21/; [salaries of shareholder relations personnel;]22/ costs of shareholders meetings;23/ insurance; interest; brokerage costs24/; litigation and other extraordinary or non-recurring expenses.

     25/3. Remuneration. In consideration of the services to be rendered by the Investment Manager under this agreement, the Fund shall pay the Investment Manager a monthly fee in United States dollars on the [fifth]26/


----------
[FN]
21/ CRF agreement adds ", or of any such advisory or investment board, committee or panel" where indicated.

22/  MAF agreement omits the bracketed language.

23/ EDF, EFL and GDF agreements add "the fees of any rating agencies retained to rate any preferred stock or debt securities issued by the Fund;" where indicated.

24/ MNP and MPT agreements add "expenses in connection with the offering and issuance of and, if applicable, auctions of shares of preferred stock proposed to be issued by the Fund;" and MAF agreement adds "expenses in connection with the offering and issuance of and, if applicable, auctions of shares of any preferred stock issued by the Fund;" where indicated.

25/  CRF agreement adds the following two paragraphs where indicated:

     "3. Transactions with Affiliates. The Investment Manager is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Manager or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Manager is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Investment Manager) for the execution of trades for the Fund.

     4. Best Execution; Research Services. The Investment Manager is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Manager, implement the policy of the Fund to obtain the best results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Manager is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Manager. It is understood that the expenses of the Investment Manager will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Investment Manager by brokers who effect securities transactions for the Fund may be used by the Investment Manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Manager by brokers who effect securities transactions for other investment companies and accounts which the Investment Manager manages may be used by the Investment Manager in servicing the Fund. It is understood that not all of these research services are used by the Investment Manager in managing any particular account, including the Fund."

     EMD agreement adds the following paragraph where indicated:

     "3. Relationship with Investment Manager. In connection with the rendering of the services required under Section 1, the Fund has entered into an agreement dated the date hereof with the Investment Manager, which is to furnish certain services to the Fund pursuant to such agreement. Furthermore, it is agreed and acknowledged that the Adviser will provide advice and consultation to the Investment Manager regarding the Fund's overall investment strategy; however, the Investment Manager will have sole discretion over investment decisions for the Fund."

26/  EMD agreement substitutes "first" for the bracketed language.

business day of each month for the previous month at an annual rate of [0.60%]27/ of the Fund's average weekly net assets28/. If the fee payable to the Investment Manager pursuant to this paragraph 3 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement. [Compensation of the Investment Adviser for services provided under the Advisory29/ Agreement is the sole responsibility of the Investment Manager.]30/

     4. Representations and Warranties. The Investment Manager represents and warrants that it is duly registered and authorized as an investment adviser under the Investment Advisers Act of 1940, as amended, and the Investment Manager agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this agreement.

     5. Services Not Deemed Exclusive. The services provided hereunder by the Investment Manager are not to be deemed exclusive and the Investment Manager and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this agreement for other clients or affiliates. Nothing herein shall be construed as constituting the Investment Manager an agent of the [Investment Adviser or of the]31/ Fund.

     6. Limit of Liability. The Investment Manager shall exercise its best judgment in rendering the services in accordance with the terms of this agreement. The Investment Manager shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Manager against any liability to the Fund or its shareholders to which the Investment Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence32/ in the performance of its duties or from reckless disregard33/ of its obligations and duties under this agreement ("disabling conduct"). The Fund will indemnify the Investment Manager against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting


----------
[FN]
27/ EMD agreement substitutes "0.50%", EFL and GDF agreements substitute "1.10%", EDF agreement substitutes "1.20%", and CRF agreement substitutes "1.00%" for the bracketed language.

28/ MNP and MPT agreements add "(i.e. the average weekly value of the Fund's assets less its liabilities, exclusive of capital stock and surplus)" and MAF agreement adds "(i.e. the average weekly value of the Fund's assets less its liabilities, exclusive of common and preferred stock and surplus)" where indicated.

29/  EDF, EFL, and GDF agreements add "and Administration" where indicated.

30/  EMD and CRF agreements omit the bracketed language.

31/  CRF agreement omits the bracketed language.

32/  EMD, EDF, EFL, GDF and CRF agreements add "on its part" where indicated.

33/  EMD, EDF, EFL, GDF and CRF  agreements  add "by it" where  indicated.

from disabling conduct34/. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Manager was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Manager was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Manager shall be entitled to advances from the Fund for payment of the reasonable expenses35/ incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. [Prior to any such advance, the Investment Manager]36/ shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Manager shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Manager will ultimately be found to be entitled to indemnification.

     7. Duration and Termination. This agreement shall remain in effect until _____________ and shall continue in effect thereafter for successive annual periods, but only so long as such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund's Board of Directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) a majority of the Fund's Board of Directors or the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

     Notwithstanding   the  above,   this  agreement  (a)  may  nevertheless  be
terminated at any time, without penalty, by the Fund's Board of Directors, by vote of holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by the Investment Manager, upon 60 days' written notice delivered to each party hereto, and (b) shall automatically be terminated in the event of its assignment (as defined in the 1940 Act). Any such notice shall be deemed given when received by the addressee.

     8. Governing Law. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     9. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.


----------
[FN]
34/ EDF, EFL, GDF and CRF agreements add "by the Investment Manager" and EMD agreement adds "by the Adviser" where indicated.

35/ CRF agreement adds "(including reasonable counsel fees and expenses)" where indicated.

36/  EMD agreement substitutes "The Adviser" for the bracketed language.

     If to the Fund:

          [Name of Fund]
          [Seven World Trade Center
          New York, New York 10048]37/
          Tel:
          Fax:
          Attn: [name of Fund Secretary]

     If to the Investment Manager:

          Value Advisors LLC
          800 Newport Center Drive, Suite 100
          Newport Beach, California 92660
          Tel:
          Fax:
          Attn:

or to such other address as to which the recipient shall have informed the other party in writing.

     Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by telex or facsimile and mail, on the date on which such telex or facsimile is sent.

     10.   Counterparts.   This  agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this agreement as of the day and year first written above.

                                     [NAME OF FUND]

                                     By:________________________________________
                                        Name:
                                        Title:



                                     VALUE ADVISORS LLC

                                     By:________________________________________
                                        Name:
                                        Title:



----------
[FN]
37/ MAF and CRF agreements substitute "One World Financial Center, New York, New York 10281" for the bracketed language.

                      [This page intentionally left blank]

                                                                       EXHIBIT C



                          FORM OF NEW SBAM AGREEMENT1/


                               Value Advisors LLC
                       800 Newport Center Drive, Suite 100
                         Newport Beach, California 92660



                                                                      __________



Salomon Brothers Asset Management Inc
Seven World Trade Center
New York, New York 10048


Dear Sirs:

     This will confirm the agreement between the undersigned (the "Investment Manager") [and you (the "Investment Adviser")]2/ as follows:

     1. The Investment Manager has been employed by _______________3/ (the "Fund") pursuant to a management agreement dated _______________ between you and the Investment Manager (the "Management Agreement"). The Fund is a closed-end, [diversified]4/ management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with the investment objectives and limitations specified in the Fund's Articles of Incorporation, as amended from time to time (the "Articles"), in the Registration Statement on Form N-2, as in effect from time to time (the "Registration Statement"), filed with the Securities and Exchange Commission (the "SEC") by the Fund under the 1940 Act and the Securities Act of 1933, as amended, and in such manner and to such extent as may from time to time be authorized by the Board of Directors of the Fund. Copies of the documents referred to in the preceding sentence have been furnished to the Investment Adviser. Any amendments to these documents shall be furnished to the Investment Adviser.


----------
[FN]
1/   This form is a composite of the five New SBAM Agreements.

2/ EDF, EFL and GDF agreements substitute ", you (the "Investment Adviser") and the Fund (but only with respect to subparagraph 3(b) and paragraphs 6, 7, 10 and 11 of this agreement)" for the bracketed language.

3/   Each  of  the  Emerging  Markets  Income  Fund  Inc.  ("EMD"),  a  Maryland
     Corporation, The Emerging Markets Floating Rate Fund Inc. ("EDF"), a Maryland Corporation, Global Partners Income Fund Inc. ("GDF"), a Maryland Corporation, Municipal Partners Fund Inc. ("MNP"), a Maryland Corporation, or Municipal Partners Fund II Inc. ("MPT"), a Maryland Corporation, as applicable.

4/ EDF, EFL and GDF agreements substitute "non-diversified" for the bracketed language.

     2. The Investment Manager employs the Investment Adviser, subject to the direction and control of the directors of the Fund, including without limitation any approval of the directors of the Fund required by the 1940 Act, to (a) make, in consultation with the Investment Manager and the Fund's Board of Directors, investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets as specified in paragraph 1, (c) place purchase and sale orders on behalf of the Fund, (d) provide research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objectives and limitations of the Fund and (e) provide the following services for the Fund: (A) compliance with [the rules and regulations of the SEC]5/, including record keeping, reporting requirements and preparation of registration statements and proxies; (B) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund; (C) administrative and clerical services, including accounting services and maintenance of books and records; and (D) services to Fund shareholders, including responding to shareholder inquiries and maintaining a flow of information to shareholders. The Investment Adviser shall have the sole ultimate discretion over investment decisions for the Fund.

     3. (a) The Investment Adviser shall, at its expense, (i) provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Investment Adviser pursuant to this Agreement [and (ii) provide the Fund with persons satisfactory to the Fund's Board of Directors to serve as officers and employees of the Fund]6/.

     (b) Except as provided in subparagraph 3(a) hereof and Section 1 of the Management Agreement, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange;7/ costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians, sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Adviser [or the Investment Manager]8/ to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof; salaries of shareholder relations personnel; costs of shareholders meetings;9/ insurance; interest; brokerage costs; [expenses in connection with the offering


----------
[FN]
5/ EFL and GDF agreements substitute "U.S. federal, state and other applicable laws and regulations" for the bracketed language.

6/   EDF, EFL and GDF agreements omit the bracketed language.

7/   EDF, EFL and GDF agreements add "expenses of leverage;" where indicated.

8/   EFL and GDF agreements omit the bracketed language.

9/ EDF, EFL and GDF agreements add "the fees of any rating agencies retained to rate any preferred stock or debt securities issued by the Fund;" where indicated.

and issuance of and, if applicable, auctions of shares of preferred stock proposed to be issued by the Fund;]10/ litigation and other extraordinary or non-recurring expenses.

     4. The Investment Adviser shall make investments for the Fund's account in accordance with the investment objectives11/ and limitations set forth in the Articles, the Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies and policy decisions adopted by the Fund's Board of Directors from time to time. The Investment Adviser shall advise the Fund's officers and Board of Directors, at such times as the Fund's Board of Directors may specify, of investments made for the Fund's account and shall, when requested by the Fund's officers or Board of Directors, supply the reasons for making such investments.

     5. The Investment Adviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data, clerical assistance[, accounting services]12/ or otherwise.

     6. The Investment Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Adviser or the Investment Manager or any of their affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Adviser is further authorized, to the extent permitted by applicable law, to select brokers [affiliated with the Investment Adviser or the Investment Manager]13/ for the execution of trades for the Fund.

     7. The Investment Adviser is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Adviser, implement the policy of the Fund to obtain the best [net]14/ results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Adviser is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Adviser to be useful or valuable to the performance of its investment advisory function s for the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser. It is understood that the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such information or research.

     8. In consideration of the services to be rendered by the Investment Adviser under this agreement, the Investment Manager shall pay the Investment Adviser a monthly fee in United States dollars on the fifth busi-


----------
[FN]
10/  EDF, EFL and GDF agreements omit the bracketed language.

11/  EFL agreement adds ", policies" where indicated.

12/  EDF, EFL and GDF agreements omit the bracketed language.

13/ EFL and GDF agreements substitute "(including Salomon Brothers Inc or any other brokers affiliated with the Investment Adviser or the Investment Manager)" for the bracketed language, and EDF agreement substitutes "(including brokers affiliated with the Investment Adviser or Investment Manager)" for the bracketed language.

14/  EFL and GDF agreements omit the bracketed language.

ness day of each month for the previous month at an annual rate of [0.36%]15/ of the Fund's average weekly net assets (i.e. the average weekly value of the Fund's assets less its liabilities exclusive of capital stock and surplus). If the fee payable to the Investment Adviser pursuant to this paragraph 8 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

     9. The Investment Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the [1940 Act]16/, the Investment Adviser agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

     10. The Investment Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this agreement. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund [or the Investment Manager]17/ in connection with the matters to which this agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Investment Adviser against any liability to the Fund or [the Investment Manager]18/ to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement ("disabling conduct"). The Fund will indemnify the Investment Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Adviser. Indemnification pursuant to the foregoing sentence shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party directors") or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. [Prior to any such advance, the]19/ Investment Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Investment Adviser shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses


----------
[FN]
15/ EFL and GDF agreements substitute ".65%" and EDF agreement substitutes ".70%" for the bracketed language.

16/ EDF, EFL and GDF agreement substitute "Investment Advisers Act of 1940, as amended" for the bracketed language.

17/  EDF, EFL and GDF agreements omit the bracketed language.

18/ EDF, EFL and GDF agreements substitute "its shareholders" for the bracketed language.

19/  EDF, EFL and GDF agreements substitute "The" for the bracketed language.

arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification.

     11. This agreement shall continue in effect until ____________ and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Fund's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund's directors who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party. This agreement may be terminated at any time, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of the Fund's entire Board of Directors on 60 days' written notice to the Investment Adviser or by the Investment Adviser on 60 days' written notice to the Investment Manager. This agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This agreement may only be terminated in accordance with the provisions of this paragraph 11; provided, however, that nothing contained in this agreement shall prohibit the ability of the Investment Manager, in the exercise of its fiduciary duty, to recommend to the Fund that the Fund take action to terminate this agreement as provided in this paragraph 11.

     12. Nothing herein shall be deemed to limit or restrict the right of the Investment Adviser, or any affiliate of the Investment Adviser, or any employee of the Investment Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. Nothing herein shall be construed as constituting the Investment Adviser an agent of the Investment Manager or the Fund.

     13. This Agreement shall be governed by the laws of the State of New York; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     14. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.

     If to the Investment Adviser:

          Salomon Brothers Asset Management Inc
          Seven World Trade Center
          New York, New York 10048
          Tel: (212) 783-7416
          Fax: (212) 783-3601
          Attn: President

     If to the Investment Manager:

          Value Advisors LLC
          800 Newport Center Drive, Suite 100
          Newport Beach, California 92660
          Tel:
          Fax:
          Attn:

or to such other address as to which the recipient shall have informed the other party in writing.

     Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by telex or facsimile and mail, on the date on which such telex or facsimile is sent.

     15.   Counterparts.   This  agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     If the foregoing correctly sets forth the agreement between the Investment Manager and the Investment Adviser, please so indicate by signing and returning to the Investment Manager the enclosed copy hereof.

                                   Very truly yours,

                                   VALUE ADVISORS LLC



                                   By:________________________________________
                                        Name:
                                        Title:

ACCEPTED:
SALOMON BROTHERS ASSET
MANAGEMENT INC

By:________________________________________
     Name:
     Title:

 ________________________________________hereby
acknowledges  and agrees to the
provisions of subparagraph 3.(b)
and [paragraph 10]20/ of this agreement.



___________________________________________


By:________________________________________
     Name:
     Title:



----------
[FN]
20/ EDF, EFL and GDF agreements substitute "paragraphs 6, 7, 10 and 11" for the bracketed language.

                      [This page intentionally left blank]

                                                                       EXHIBIT D




                          FORM OF NEW OPCAP AGREEMENT1/



                               Value Advisors LLC
                       800 Newport Center Drive, Suite 100
                         Newport Beach, California 92660



                                                                      __________



OpCap Advisors
Oppenheimer Tower
One World Financial Center
200 Liberty Street
New York, New York 10281


Dear Sirs:

     This will confirm the agreement between the undersigned (the "Investment Manager") [and you (the "Investment Adviser")]2/ as follows:

     1. The Investment Manager has been employed by _______________3/ (the "Fund") pursuant to a management agreement dated as of _______________ between the Fund and the Investment Manager (the "Management Agreement"). The Fund is a closed-end, [diversified]4/ management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund engages in the business of investing and reinvesting its assets in the manner and in accordance with the investment objective and limitations specified in the Fund's Articles of Incorporation, as amended from time to time (the "Articles5/"), in the Registration Statement on Form N-2, as in effect from time to time (the "Registration Statement"), filed with the Securities and Exchange Commission (the "SEC") by the Fund under the 1940 Act and the Securities Act of 1933, as amended, and in such manner and to such extent as may from time to time be authorized by the Board of Directors of the Fund. Copies of the documents referred to in the preceding


----------
[FN]
1/   This form is a composite of the two New OpCap Agreements.

2/ CRF agreement substitutes ", you (the "Investment Advisor") and the Fund (but only with respect to paragraph 2, subparagraph 3(b) and paragraphs 6, 7, 10 and 11 of this agreement)" for the bracketed language.

3/   Each of Municipal Advantage Fund Inc. ("MAF"), a Maryland  Corporation,  or
     The  Czech  Republic  Fund,  Inc.  ("CRF"),  a  Maryland  Corporation,   as
     applicable.

4/   CRF agreement substitutes "non-diversified" for the bracketed language.

5/   CRF  agreement   substitutes   "Charter"  for  "Articles"  throughout  such
     agreement.

sentence have been furnished to the Investment Adviser. Any amendments to these documents shall be furnished to the Investment Adviser.

     2. The Investment Manager employs the Investment Adviser, subject to the direction and control of the directors of the Fund, including without limitation any approval of the directors of the Fund required by the 1940 Act, to (a) make, in consultation with the Investment Manager and the Fund's Board of Directors, investment strategy decisions for the Fund, (b) manage the investing and reinvesting of the Fund's assets as specified in paragraph 1, (c) place purchase and sale orders on behalf of the Fund, (d) provide6/ research and statistical data to the Fund in relation to investing and other matters within the scope of the investment objective and limitations of the Fund and (e) [provide the following services for the Fund: (A) compliance with the rules and regulations of the SEC, including record keeping, reporting requirements and preparation of registration statements and proxies; (B) supervision of Fund operations, including coordination of functions of the transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for the Fund, (C) administrative and clerical services, including accounting services and maintenance of books and records; and (D) services to Fund shareholders, including responding to shareholder inquiries and maintaining a flow of information to shareholders. The Investment Adviser shall have the sole ultimate discretion over investment decisions for the Fund]7/.

     3. (a) The Investment Adviser shall, at its expense, provide the Fund with office space, office facilities and personnel reasonably necessary for performance of the services to be provided by the Investment Adviser pursuant to this Agreement.

     (b) Except as provided in subparagraph 3(a) hereof and Section 1 of the Management Agreement, the Fund shall be responsible for all of the Fund's expenses and liabilities, including organizational and offering expenses (which include out-of-pocket expenses, but not overhead or employee costs of the Investment Adviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses incurred in connection with listing the Fund's shares on any stock exchange; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund's custodians, sub-custodians,8/ registrars, transfer agents, dividend-paying agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund's portfolio securities; fees and expenses of non-interested directors; travel expenses or an appropriate portion thereof of directors and officers of the Fund


----------
[FN]
6/   CRF agreement adds "or procure the provision of" where indicated.

7/ CRF agreement substitutes "be responsible for compliance by the Fund with U.S. federal, state and other applicable laws and regulations with respect to regulating the composition of the Fund's portfolio and (f) pay the salaries, fees and expenses of such of the Fund's directors, officers or employees who are directors, officers or employees of the Investment Adviser or any of its affiliates, except that the Fund will bear travel expenses or an appropriate portion thereof of directors and officers of the Fund who are directors, officers or employees of the Investment Adviser to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committees thereof" for the bracketed language.

8/   CRF  agreements  adds   "administrators  and   sub-administrators,"   where
     indicated.

[who are directors, officers or employees of the Investment Adviser or the Investment Manager]9/ to the extent that such expenses relate to attendance at meetings of the Board of Directors or any committee thereof10/; costs of shareholders meetings; insurance; interest; brokerage costs; [expenses in connection with the offering and issuance of and, if applicable, auctions of any shares of preferred stock issued by the Fund;]11/ and litigation and other extraordinary or non-recurring expenses.

     4. The Investment Adviser shall12/ make investments for the Fund's account in accordance with the investment objective and limitations set forth in the Articles, the Registration Statement, the 1940 Act, the provisions of the Internal Revenue Code of 1986, as amended, relating to regulated investment companies, and policy decisions adopted by the Fund's Board of Directors13/ from time to time. The Investment Adviser shall advise the Fund's officers and Board of Directors,14/ at such times as the Fund's Board of Directors15/ may specify, of investments made for the Fund's account and shall, when requested by the Fund's officers or Board of Directors16/, supply the reasons for making such investments.

     5. The Investment Adviser may contract with or consult with such banks, other securities firms, brokers or other parties, without additional expense to the Fund, as it may deem appropriate regarding investment advice, research and statistical data [, clerical assistance, accounting services]17/ or otherwise.

     6. The Investment Adviser is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Investment Adviser or the Investment Manager or any of their affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Investment Adviser is further authorized, to the extent permitted by applicable law, to select brokers [affiliated with the Investment Adviser or the Investment Manager]18/ for the execution of trades for the Fund.

     7. The Investment Adviser is authorized, for the purchase and sale of the Fund's portfolio securities, to employ such dealers and brokers as may, in the judgment of the Investment Adviser, implement the policy of


----------
[FN]
9/ CRF agreement omits the bracketed language and adds ", or members of any advisory or investment board or committee of the Fund," where indicated.

10/ CRF agreement adds ", or of any such advisory or investment board or committee of the Fund; salaries of shareholder relations personnel" where indicated.

11/  CRF agreement omits the bracketed language.

12/ CRF agreement adds "have discretion over investment decisions for the Fund and shall" where indicated.

13/  CRF agreement adds "or the Investment Manager" where indicated.

14/  CRF agreement adds "and the Investment Manager," where indicated.

15/  CRF agreement adds "or the Investment Manager" where indicated.

16/  CRF agreement adds "or the Investment Manager" where indicated.

17/  CRF agreement omits bracketed language.

18/ CRF agreement substitutes "(including any brokers affiliated with the Investment Adviser or the Investment Manager)" for the bracketed language.

the Fund to obtain the best [net]19/ results taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. Consistent with this policy, the Investment Adviser is authorized to direct the execution of the Fund's portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Investment Adviser to be useful or valuable to the performance of its investment advisory functions for the Fund. [It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided.]20/ Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser. It is understood that the expenses of the Investment Adviser will not necessarily be reduced as a result of the receipt of such information or research. [Research services furnished to the Investment Adviser by brokers who effect securities transactions for the Fund may be used by the Investment Adviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Investment Adviser by brokers who effect securities transactions for other investment companies and accounts which the Investment Adviser manages may be used by the Investment Adviser in servicing the Fund. It is understood that not all of these research services are used by the Investment Adviser in managing any particular account, including the Fund.]21/

     8. In consideration of the services to be rendered by the Investment Adviser under this agreement, the Investment Manager shall pay the Investment Adviser a monthly fee in United States dollars on the fifth business day of each month for the previous month at an annual rate of [0.36%]22/ of the Fund's average weekly net assets (i.e. the average weekly value of the Fund's assets less its liabilities exclusive of common and preferred stock and surplus). If the fee payable to the Investment Adviser pursuant to this paragraph 8 begins to accrue before the end of any month or if this agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed at the time and in the manner specified in the Registration Statement.

     9. The Investment Adviser represents and warrants that it is duly registered and authorized as an investment adviser under the [1940 Act]23/, and the Investment Adviser agrees to maintain effective all requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

     10. The Investment Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this agreement. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund [or the Investment Manager]24/ in connection with the matters to which this agreement relates, provided that nothing herein shall be deemed to pro-


----------
[FN]
19/  CRF Agreement omits the bracketed language.

20/  MAF Agreement omits the bracketed language.

21/  MAF agreement omits the bracketed language.

22/  CRF agreement substitutes "0.50%" for the bracketed language.

23/ CRF agreement substitutes "Investment Advisers Act of 1940, as amended" for the bracketed language.

24/  CRF agreement omits the bracketed language.

tect or purport to protect the Investment Adviser against any liability to the Fund or [the Investment Manager]25/ to which the Investment Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement ("disabling conduct"). The Fund will indemnify the Investment Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Investment Adviser. Indemnification pursuant to the foregoing sentence shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Investment Adviser was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Investment Adviser was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of directors of the Fund who are neither "interested persons" of the Fund26/ nor parties to the proceeding ("disinterested non-party directors"), or (b) an independent legal counsel in a written opinion. The Investment Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses27/ incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. [Prior to any such advance, the]28/ Investment Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met:
(a) the Investment Adviser shall provide security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Investment Adviser will ultimately be found to be entitled to indemnification.

     11. This agreement shall continue in effect until ________________ and thereafter for successive annual periods, provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Fund's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Fund's directors who are not parties to this agreement or "interested persons" (as defined in the 1940 Act) of any such party. [Notwithstanding the above, this]29/ Agreement (a) may [nevertheless]30/ be terminated at any time, without penalty, by a vote of holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by a vote of a majority of the Fund's entire Board of Directors or by the Investment Manager [or the Investment Adviser]31/ on 60 days' written notice delivered to each party hereto, and (b) shall terminate automatically in the event of its assignment (as defined in the 1940 Act). [This agreement may only be terminated


----------
[FN]
25/  CRF agreement substitutes "its shareholders" for the bracketed language.

26/  CRF agreement adds "(as defined in the 1940 Act)" where indicated.

27/ CRF agreement adds "(including reasonable counsel fees and expenses)" where indicated.

28/  CRF agreement substitutes "The" for the bracketed language.

29/  MAF agreement substitutes "This" for the bracketed language.

30/  MAF agreement omits the bracketed language.

31/  CRF agreement omits the bracketed language.

in accordance with the provisions of this paragraph 11; provided, however, that nothing contained in this agreement shall prohibit the ability of the Investment Manager, in the exercise of its fiduciary duty, to recommend to the Fund that the Fund take action to terminate this agreement as provided in this paragraph 11.]32/

     12. Nothing herein shall be deemed to limit or restrict the right of the Investment Adviser, or any affiliate of the Investment Adviser, or any employee of the Investment Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association. Nothing herein shall be construed as constituting the Investment Adviser an agent of the Investment Manager or the Fund.

     13. This Agreement shall be governed by the laws of the State of New York; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

     14. Notices. Any notice hereunder shall be in writing and shall be delivered in person or by telex or facsimile (followed by delivery in person) to the parties at the addresses set forth below.


     If to the Investment Adviser:

          OpCap Advisors
          Oppenheimer Tower
          One World Financial Center
          200 Liberty Street
          New York, New York 10281
          Tel:
          Fax:
          Attn:

     If to the Investment Manager:

          Value Advisors LLC
          800 Newport Center Drive, Suite 100
          Newport Beach, California 92660
          Tel:
          Fax:
          Attn:


or to such other address as to which the recipient shall have informed the other party in writing.


----------
[FN]
32/ CRF agreement omits the bracketed language and adds "Any such Notice shall be deemed given when received by the addressee." where indicated.

     Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by telex or facsimile and mail, on the date on which such telex or facsimile is sent.

     15.   Counterparts.   This  agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     If the foregoing correctly sets forth the agreement between the Investment Manager and the Investment Adviser, please so indicate by signing and returning to the Investment Manager the enclosed copy hereof.

                                        Very truly yours,

                                        VALUE ADVISORS LLC



                                        By:____________________________________
                                             Name:
                                             Title:



ACCEPTED:
OPCAP ADVISORS


By:________________________________________
     Name:
     Title:

 ________________________________________hereby
acknowledges  and agrees to the
provisions of 33/ subparagraph 3.(b)
and [paragraph 10]34/ of this agreement.



___________________________________________


By:________________________________________
     Name:
     Title:


----------
[FN]
33/  CRF agreement adds "paragraph 2," where indicated.

34/ CRF agreement substitutes "paragraphs 6, 7, 10 and 11" for the bracketed language.

                                 FORMS OF PROXY






                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Special Meeting of Stockholders
                      THE EMERGING MARKETS INCOME FUND INC

                                October 14, 1997

                      THE EMERGING MARKETS INCOME FUND INC


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 14, 1997


     The undersigned hereby appoints Alan M. Mandel, Noel B. Daugherty, Jennifer
G. Muzzey and Charles J. DeMarco, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of The Emerging Markets Income Fund Inc which the undersigned is entitled to receive and vote proxies at the Special Meeting of Stockholders of The Emerging Markets Fund Inc to be held at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor on Tuesday, October 14, 1997, at 10:00 a.m., Eastern time, and at any adjournments thereof.

     THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 LISTED ON THE OPPOSITE SIDE.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.

     Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

             THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.

1. The approval of a new advisory agreement between Value Advisors LLC and the Fund.

               FOR |_|             AGAINST |_|          ABSTAIN |_|


     The Proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

I will be attending the meeting. |_|        Change of Address and/  |_|
                                            or Comments Mark Here



                                           Date __________________________, 1997

                                           _____________________________________

                                           _____________________________________
                                           Signature(s), Title(s), if applicable



                                  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE. |X|

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                                 FORMS OF PROXY






                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                     THE EMERGING MARKETS INCOME FUND II INC

                                October 14, 1997

                     THE EMERGING MARKETS INCOME FUND II INC


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 14, 1997


     The undersigned hereby appoints Alan M. Mandel, Noel B. Daugherty, Jennifer
G. Muzzey and Charles J. DeMarco, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of The Emerging Markets Income Fund II Inc which the undersigned is entitled to receive, and to vote proxies at the Annual Meeting of Stockholders of The Emerging Markets Income Fund II Inc to be held at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor on Tuesday, October 14, 1997, at 10:30 a.m., Eastern time, and at any adjournments thereof.

     THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 4 AND 5 LISTED ON THE OPPOSITE SIDE.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.

     Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 4 and 5.


1. The approval of a new management agreement between Value Advisors LLC and the Fund.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

2. The approval of a new investment advisory and administration agreement among Value Advisors LLC, Salomon Brothers Asset Management Inc and the Fund.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

4. The election of directors to the Board of Directors, to hold office until their successors are duly elected and qualified.

     FOR the nominees                               WITHHOLD AUTHORITY
     listed below      |_|                          to vote for the nominees |_|
     (except as marked                              listed below
     to the contrary below)


     Directors to serve until 2000 Annual Meeting: Alan H. Rappaport, Charles F. Barber.
     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR" BOX AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME ABOVE).


5. The ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants for the year ending May 31, 1998.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

     The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

I will be attending the meeting. |_|        Change of Address and/  |_|
                                            or Comments Mark Here



                                           Date __________________________, 1997

                                           _____________________________________

                                           _____________________________________
                                           Signature(s), Title(s), if applicable



                                  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE. |X|

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                         Please date, sign and mail your
                      proxy card back as soon as possible!


                         Annual Meeting of Stockholders
                  THE EMERGING MARKETS FLOATING RATE FUND INC.


                                October 14, 1997

                  THE EMERGING MARKETS FLOATING RATE FUND INC.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 14, 1997


     The undersigned hereby appoints Alan M. Mandel, Noel B. Daugherty, Jennifer
G. Muzzey and Charles J. DeMarco, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of The Emerging Markets Floating Rate Fund Inc. which the undersigned is entitled to receive, and to vote proxies at the Annual Meeting of Stockholders of The Emerging Markets Floating Rate Fund Inc. to be held at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor on Tuesday, October 14, 1997, at 11:00 a.m., Eastern time, and at any adjournments thereof.

     THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 4 AND 5 LISTED ON THE OPPOSITE SIDE.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.

     Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 4 and 5.


1. The approval of a new management agreement between Value Advisors LLC and the Fund.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

2. The approval of a new investment advisory and administration agreement among Value Advisors LLC, Salomon Brothers Asset Management Inc and the Fund.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

4. The election of directors to the Board of Directors, to hold office until their successors are duly elected and qualified.

     FOR the nominees                               WITHHOLD AUTHORITY
     listed below      |_|                          to vote for the nominees |_|
     (except as marked                              listed below
     to the contrary below)


     Directors to serve until 2000 Annual Meeting: Leslie H. Gelb, Michael S. Hyland.
     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR" BOX AND STRIKE A LINE THROUGH THAT NOMINEE'S NAME ABOVE).


5. The ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants for the year ending February 28, 1998.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

     The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

I will be attending the meeting. |_|        Change of Address and/  |_|
                                            or Comments Mark Here


                                           Date __________________________, 1997

                                           _____________________________________

                                           _____________________________________
                                           Signature(s), Title(s), if applicable



                                  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE. |X|

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                         Please date, sign and mail your
                      proxy card back as soon as possible!


                         Special Meeting of Stockholders
                        GLOBAL PARTNERS INCOME FUND INC.


                                October 14, 1997

                        GLOBAL PARTNERS INCOME FUND INC.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 14, 1997


     The undersigned hereby appoints Alan M. Mandel, Noel B. Daugherty, Jennifer
G. Muzzey and Charles J. DeMarco, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Global Partners Income Fund Inc. which the undersigned is entitled to receive, and to vote proxies at the Special Meeting of Stockholders of Global Partners Income Fund Inc. to be held at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor on Tuesday, October 14, 1997, at 11:30 a.m., Eastern time, and at any adjournments thereof.

     THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2 LISTED ON THE OPPOSITE SIDE.

PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.

     Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.

1. The approval a new management agreement between Value Advisors LLC and the Fund.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

2. The approval of a new investment advisory and administration agreement among Value Advisors LLC, Salomon Brothers Asset Management Inc and the Fund.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

     The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.


I will be attending the meeting. |_|        Change of Address and/  |_|
                                            or Comments Mark Here


                                           Date __________________________, 1997

                                           _____________________________________

                                           _____________________________________
                                           Signature(s), Title(s), if applicable



                                  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE. |X|

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                          MUNICIPAL ADVANTAGE FUND INC.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 14, 1997


     The undersigned hereby appoints Robert I. Kleinberg, Robert A. Blum and Charles J. DeMarco, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Municipal Advantage Fund Inc. which the undersigned is entitled to receive, and to vote proxies at the Special Meeting of Stockholders of Municipal Advantage Fund Inc. to be held at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor on Tuesday, October 14, 1997, at 12:00 p.m., Eastern time, and at any adjournments thereof.

     THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 3 LISTED ON THE REVERSE SIDE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

     Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                          MUNICIPAL ADVANTAGE FUND INC.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 3.


1. The approval of a new management agreement between Value Advisors LLC and the Fund.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

3. The approval of a new investment advisory and administration agreement among Value Advisors LLC, OpCap Advisors and the Fund.

               FOR |_|             AGAINST |_|          ABSTAIN |_|


     The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

Mark box at right if you  |_|  Mark box at right if an  |_|  RECORD DATE SHARES:
plan to attend the meeting.    address change or comment
                               has been noted on the
                               reverse side of this card.



                                     Please be sure to sign and date this Proxy.


                                     Date _________________________________

                                     ______________________________________
                                             Stockholder sign here

                                     ______________________________________
                                              Co-owner sign here


                                       PLEASE MARK VOTES AS IN THIS EXAMPLE. |X|

                          MUNICIPAL PARTNERS FUND INC.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 14, 1997


     The undersigned hereby appoints Alan M. Mandel, Noel B. Daugherty, Jennifer
G. Muzzey and Charles J. DeMarco, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Common Stock of Municipal Partners Fund Inc. which the undersigned is entitled to receive, and to vote proxies at the Annual Meeting of Stockholders of Municipal Partners Fund Inc. to be held at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor on Tuesday, October 14, 1997, at 12:30 p.m., Eastern time, and at any adjournments thereof.

     THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 4 AND 5 LISTED ON THE REVERSE SIDE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

     Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                          MUNICIPAL PARTNERS FUND INC.
                                  COMMON STOCK


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 4 and 5.



1. The approval of a new management agreement between Value Advisors LLC and the Fund.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

2. The approval of a new investment advisory and administration agreement among Value Advisors LLC, Salomon Brothers Asset Management Inc and the Fund.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

4. The election of directors to the Board of Directors, to hold office until their successors are duly elected and qualified.

      FOR All Nominees |_|       WITHHOLD |_|        FOR ALL EXCEPT |_|


     Directors to serve until 2000 Annual Meeting: Mark C. Biderman, Robert L. Rosen.
     NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE.


5. The ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants for the year ending December 31, 1997.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

     The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.


Mark box at right if you  |_|  Mark box at right if an  |_|  RECORD DATE SHARES:
plan to attend the meeting.    address change or comment
                               has been noted on the
                               reverse side of this card.


                                     Please be sure to sign and date this proxy.


                                     Date _________________________________

                                     ______________________________________
                                             Stockholder sign here

                                     ______________________________________
                                              Co-owner sign here


                                       PLEASE MARK VOTES AS IN THIS EXAMPLE. |X|

                          MUNICIPAL PARTNERS FUND INC.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 14, 1997


     The undersigned hereby appoints Alan M. Mandel, Noel B. Daugherty, Jennifer
G. Muzzey and Charles J. DeMarco, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Preferred Stock of Municipal Partners Fund Inc. which the undersigned is entitled to receive, and to vote proxies at the Annual Meeting of Stockholders of Municipal Partners Fund Inc. to be held at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor on Tuesday, October 14, 1997, at 12:30 p.m., Eastern time, and at any adjournments thereof.

     THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 4 AND 5 LISTED ON THE REVERSE SIDE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

     Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                          MUNICIPAL PARTNERS FUND INC.
                                 PREFERRED STOCK

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 4 and 5.

1. The approval of a new management agreement between Value Advisors LLC and the Fund.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

2. The approval of a new investment advisory and administration agreement among Value Advisors LLC, Salomon Brothers Asset Management Inc and the Fund.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

4. The election of directors to the Board of Directors, to hold office until their successors are duly elected and qualified.

      FOR All Nominees |_|       WITHHOLD |_|        FOR ALL EXCEPT |_|


     Directors to serve until 2000 Annual Meeting: Mark C. Biderman, Robert L. Rosen. Director to serve until 1998 Annual Meeting: Dr. Riordan Roett.
     NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

5. The ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants for the year ending December 31, 1997.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

     The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.


Mark box at right if you  |_|  Mark box at right if an  |_|  RECORD DATE SHARES:
plan to attend the meeting.    address change or comment
                               has been noted on the
                               reverse side of this card.


                                     Please be sure to sign and date this proxy.


                                     Date _________________________________

                                     ______________________________________
                                             Stockholder sign here

                                     ______________________________________
                                              Co-owner sign here


                                       PLEASE MARK VOTES AS IN THIS EXAMPLE. |X|

                         MUNICIPAL PARTNERS FUND II INC.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 14, 1997


     The undersigned hereby appoints Alan M. Mandel, Noel B. Daugherty, Jennifer
G. Muzzey and Charles J. DeMarco, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Common Stock of Municipal Partners Fund II Inc. which the undersigned is entitled to receive, and to vote proxies at the Annual Meeting of Stockholders of Municipal Partners Fund II Inc. to be held at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor on Tuesday, October 14, 1997, at 1:00 p.m., Eastern time, and at any adjournments thereof.

     THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 4 AND 5 LISTED ON THE REVERSE SIDE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

     Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                         MUNICIPAL PARTNERS FUND II INC.
                                  COMMON STOCK

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 4 and 5.


1. The approval of a new management agreement between Value Advisors LLC and the Fund.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

2. The approval of a new investment advisory and administration agreement among Value Advisors LLC, Salomon Brothers Asset Management Inc and the Fund.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

4. The election of directors to the Board of Directors, to hold office until their successors are duly elected and qualified.

      FOR All Nominees |_|       WITHHOLD |_|        FOR ALL EXCEPT |_|


     Directors to serve until 2000 Annual Meeting: Mark C. Biderman, Robert L. Rosen.
     NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEE.

5. The ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants for the year ending June 30, 1998.

               FOR |_|             AGAINST |_|          ABSTAIN |_|


     The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.


Mark box at right if you  |_|  Mark box at right if an  |_|  RECORD DATE SHARES:
plan to attend the meeting.    address change or comment
                               has been noted on the
                               reverse side of this card.


                                     Please be sure to sign and date this proxy.


                                      Date _________________________________

                                      ______________________________________
                                              Stockholder sign here

                                      ______________________________________
                                               Co-owner sign here


                                       PLEASE MARK VOTES AS IN THIS EXAMPLE. |X|

                         MUNICIPAL PARTNERS FUND II INC.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 14, 1997


     The undersigned hereby appoints Alan M. Mandel, Noel B. Daugherty, Jennifer
G. Muzzey and Charles J. DeMarco, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Preferred Stock of Municipal Partners Fund II Inc. which the undersigned is entitled to receive, and to vote proxies at the Annual Meeting of Stockholders of Municipal Partners Fund II Inc. to be held at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor on Tuesday, October 14, 1997, at 1:00 p.m., Eastern time, and at any adjournments thereof.

     THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, 4 AND 5 LISTED ON THE REVERSE SIDE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

     Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                         MUNICIPAL PARTNERS FUND II INC.
                                 PREFERRED STOCK

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 4 and 5.


1. The approval of a new management agreement between Value Advisors LLC and the Fund.

               FOR |_|             AGAINST |_|          ABSTAIN |_|


2. The approval of a new investment advisory and administration agreement among Value Advisors LLC, Salomon Brothers Asset Management Inc and the Fund.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

4. The election of directors to the Board of Directors, to hold office until their successors are duly elected and qualified.

      FOR All Nominees |_|       WITHHOLD |_|        FOR ALL EXCEPT |_|

     Directors to serve until 2000 Annual Meeting: Mark C. Biderman, Robert L. Rosen. Director to serve until 1998 Annual Meeting: Dr. Riordan Roett.
     NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

5. The ratification of the selection of Price Waterhouse LLP as the Fund's independent accountants for the year ending June 30, 1998.

               FOR |_|             AGAINST |_|          ABSTAIN |_|


     The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.


Mark box at right if you  |_|  Mark box at right if an  |_|  RECORD DATE SHARES:
plan to attend the meeting.    address change or comment
                               has been noted on the
                               reverse side of this card.


                                    Please be sure to sign and date this proxy.


                                    Date _________________________________

                                    ______________________________________
                                            Stockholder sign here

                                    ______________________________________
                                             Co-owner sign here


                                    PLEASE MARK VOTES AS IN THIS EXAMPLE. |X|

                          THE CZECH REPUBLIC FUND, INC.


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 14, 1997


  The undersigned hereby appoints Robert I. Kleinberg, Robert A. Blum and Charles J. DeMarco, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of The Czech Republic Fund, Inc. which the undersigned is entitled to receive, and to vote proxies at the Special Meeting of Stockholders of The Czech Republic Fund, Inc. to be held at Oppenheimer Tower, 200 Liberty Street, One World Financial Center, New York, New York on the 40th Floor on Tuesday, October 14, 1997, at 1:30 p.m., Eastern time, and at any adjournments thereof.

  THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 3 LISTED ON THE REVERSE SIDE.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

  Please sign exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                          THE CZECH REPUBLIC FUND, INC.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 3.

1. The approval of a new management agreement between Value Advisors LLC and the Fund.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

3. The approval of a new investment advisory agreement among Value Advisors LLC, OpCap Advisors and the Fund.

               FOR |_|             AGAINST |_|          ABSTAIN |_|

     The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.


Mark box at right if you  |_|  Mark box at right if an  |_|  RECORD DATE SHARES:
plan to attend the meeting.    address change or comment
                               has been noted on the
                               reverse side of this card.


                                     Please be sure to sign and date this Proxy.


                                     Date _________________________________

                                     ______________________________________
                                             Stockholder sign here

                                     ______________________________________
                                              Co-owner sign here


                                  PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE. |X|